UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)
____________________
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
PATRICK INDUSTRIES, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy
Proxy
Statement
Statement
& Notice of 2025 Annual Meeting of Shareholders
& Notice of 2025 Annual Meeting of Shareholders

Dear
Shareholder
On behalf of the Board of Directors, we are pleased to invite you to join us for our Annual Meeting of Shareholders ("Annual Meeting"),
which will be conducted via live audio webcast on May 15, 2025, at
10:00 A.M. ET. The virtual Annual Meeting will be conducted online at
meetnow.global/MY9UDQU. In the Notice of 2025 Annual Meeting &
Proxy Statement, we describe the matters upon which you will be asked to vote at the meeting and provide instructions for attending the meeting.
This Proxy Statement describes our corporate governance policies that foster the Board's effective oversight of the Company’s business strategies and practices. We welcome you to review this Proxy
Statement as we describe our financial performance for fiscal year
2024.
The deliberate investments we have made toward our strategic diversification have enhanced the resilience of our business, bolstered our full-solutions model, and strengthened our innovation platform, effectively reinforcing our long-term growth engine. In 2024, we solidified our presence in the Powersports market with the acquisition of Sportech, and later on, enhanced the depth and breadth of aftermarket solutions through our acquisition of RecPro.
Our talented team, guided by Patrick’s BETTER Together culture, remains committed to being the supplier of choice in the Outdoor
Enthusiast and Housing markets, where we focus on creating value through innovative products and services, while developing trusted and deep relationships with our customers.
Please review the proxy/notice card for instructions on how to vote over the Internet, by telephone or by mail in order to be certain that your shares of stock are represented at the Annual Meeting. It is important that all Patrick Industries, Inc. shareholders vote and participate in the affairs and governance of our Company.
Sincerely,
Andy L. Nemeth
CEO & Chairman of the Board
April __, 2025

Please review the proxy/
notice card for instructions
on how to vote over the
Internet, by telephone or by
mail in order to be certain that
your shares of stock are
represented at the Annual
Meeting. It is important that
all Patrick Industries, Inc.
shareholders vote and
participate in the affairs and
governance of our Company.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Notice of Annual Meeting
Date
Thursday, May 15, 2025;
10:00 A.M. ET
Location
Online at: meetnow.global/MY9UDQU
Record Date
March 21, 2025

	Proposals	Board Vote Recommendation
1	To elect nine directors to the Board of Directors to serve until the 2026 Annual Meeting of Shareholders	FOR
2	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025	FOR
3	To approve, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal year 2024	FOR
4	To amend our Articles of Incorporation to increase the number of authorized shares of common stock without par value, from 40,000,000 to 60,000,000	FOR
5	To recommend, in an advisory and non-binding vote, the frequency of shareholder votes on executive compensation (a “Say-on-Frequency” vote)	ONE YEAR
In addition
To consider and transact such other business as may
properly come before the meeting or any adjournment or
postponement thereof.
Voting
Please vote your shares using the Internet, by telephone or
by mail by signing, dating and returning the enclosed Proxy
Card. If you hold shares through a broker, custodian,
fiduciary, or nominee, please check the voting instructions
used by that broker, custodian, fiduciary, or nominee.
Holders with a control number from Computershare, our
transfer agent, can vote at the virtual Annual Meeting.
Please return your Proxy Card so your vote can be
counted. See “Voting Q&A”.
By Order of the Board of Directors,
Joel D. Duthie
Executive Vice President, Chief Legal Officer
and Secretary
April __, 2025
Virtual Meeting Format
You will be able to attend and participate in the Annual
Meeting online, vote your shares electronically and submit
your questions prior to and during the meeting by visiting:
meetnow.global/MY9UDQU on the meeting date and time
described in the accompanying Proxy Statement.
If you plan to attend the meeting online, you must register
by following the instructions contained in the “Voting Q & A”
section.
Notice of Internet Availability of Proxy
Materials for the Annual Meeting of
Shareholders
Our 2025 Proxy Statement and Annual Report to
Shareholders for fiscal 2024 are available on Patrick
Industries, Inc.’s website at www.patrickind.com under
“Investors - Company Info.” You may also request hard
copies of these documents free of charge by writing to us at the following address: 107 W. Franklin Street, Elkhart,
Indiana 46516. Attention: Office of the Secretary.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Proxy Statement
Annual Meeting of Shareholders
This Proxy Statement is provided in connection with the
solicitation of proxies by the Board of Directors (the
“Board”) for the Annual Meeting of Shareholders to be held
online (virtual meeting) on May 15, 2025 (the “Annual
Meeting”) for the purpose of considering and acting upon
the matters specified in the Notice of Annual Meeting of
Shareholders accompanying this Proxy Statement. The
proxy card or voting instruction form sets forth your holdings of common stock of the Company. We expect that, on or
about April __, 2025, this Proxy Statement will be available through the Internet.
If the form of proxy which accompanies this Proxy
Statement is executed and returned, or is voted by Internet
or by telephone, it may be revoked by the person giving it at any time prior to the voting thereof by:
•changing your vote using the online voting method, in
which case only your latest Internet proxy submitted
prior to the Annual Meeting will be counted;
•filing with the Secretary of the Company, during or
before the Annual Meeting, a written notice of
revocation bearing a date later than the date of the
proxy;
•duly executing and dating a subsequent proxy relating
to the common stock and delivering it to the Secretary
of the Company before or during the Annual Meeting;
or
•voting your shares electronically during the Annual
Meeting.
If the form of proxy is signed, dated and returned without
specifying choices on one or more matters presented to the
shareholders, the shares will be voted on the matter or
matters listed on the Proxy Card as recommended by the
Company’s Board.
Voting Methods
Online
www.investorvote.com/PATK
Phone
For shareholders
of record: 800-652-8683
Mail
Sign, date and return the enclosed Proxy
Card in the enclosed envelope
Additional solicitations in person, by telephone, or
otherwise, may be made by certain directors, officers and
employees of the Company regarding the proposals without
additional compensation. Expenses incurred in the
solicitation of proxies, including postage, printing and
handling, and actual expenses incurred by brokerage
houses, custodians, nominees and fiduciaries in forwarding
documents to beneficial owners, will be paid by the
Company.
Patrick’s Annual Report to Shareholders, which contains
Patrick’s Annual Report on Form 10-K for the year ended
December 31, 2024, accompanies this Proxy Statement.
Requests for additional copies of the Annual Report on
Form 10-K should be submitted to the Office of the
Secretary, Patrick Industries, Inc., 107 W. Franklin Street,
Elkhart, Indiana 46516. Annual Meeting materials may also
be viewed online through our website, www.patrickind.com
under “Investors - Company Info.”

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Business
~10,000
11%
$327M
Financial
Highlights
Fiscal 2024 was a year of strategic execution, driven by the dedication of our team members and our unwavering
commitment to serving customers at the highest level.
Despite what continued to be a challenging environment for
a number of the industries we serve, we remained focused
on operational efficiencies, well-positioning us to capitalize when our end markets recover. This disciplined approach
enabled us to solidify our presence in the powersports
industry with the acquisition of Sportech in January, further strengthening and diversifying our portfolio. Additionally, we believe our expansion into the aftermarket space through
the acquisition of RecPro presents significant future
opportunities for growth.
In addition to our operational advancements, we took
decisive steps to enhance our financial foundation. Through
an opportunistic debt refinancing in the third quarter, we
improved our liquidity position, reduced the cost of our fixed-
rate debt, and extended our maturity profile, providing
greater financial flexibility. We believe our end markets are at or near cyclical lows and remain confident in their long-
term growth potential. Looking ahead, we will continue to
prioritize exceptional customer service while maintaining a
flexible cost structure to adapt to evolving market
conditions. With a strong foundation in place and an
energized team, we believe that we are poised for future
success as market dynamics improve.
The charts illustrate our performance related to net sales,
operating margin and operating income, operating cash
flows, and diluted earnings per share since 2020.
$2,487
$4,078
$4,882
$3,468
7.0% / $173
8.6% / $352
10.2% / $496
7.5% / $260
$160
$252
$412
$409
$327
$2.80
$6.42
NET SALES ($ millions)
OPERATING MARGIN & INCOME
($ millions)
OPERATING CASH FLOWS
($ millions)
DILUTED EARNINGS
PER COMMON SHARE
Team Members Help
Achieve Our Goals
$3,716
6.9% / $258
Net Sales Compound
Annual Growth Rate
2020 to 2024
2024 Operating
Cash Flows
$8.99
$4.33
$4.11

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Executive Compensation
Highlights
Aligning Pay to Differentiated Performance
Our leaders understand and are motivated to meet key metrics that drive growth, profitability and ultimately shareholder value in both the short and long term. Our Compensation Committee recommends compensation decisions to the Board which support this philosophy. The plan design is brought to life through understanding each compensation element and the impact of the individual’s and the team’s performance as outlined below.
Each compensation component, relative to peer group and general industry data, supports our philosophy of rewarding differentiated performance by emphasizing each executive’s variable pay elements.
•Base Salary, though lower than peer base compensation, is designed in alignment with the philosophy of focusing on performance-dependent variable pay.
•The annual Short-Term Cash Compensation Plan provides for enhanced payouts for performance above plan up to a maximum of 200% of target compensation at 115% of plan and incorporates a threshold payout of 50% of target compensation at 75% of plan.
•The annual Long-Term Incentive Compensation Plan is designed to drive the executive’s focus on long-term profitability through both organic and inorganic growth over a three-year award performance period. This equity plan is also designed to motivate leadership to perform above plan with a maximum payout of 200% of target compensation at
120% of plan and a threshold payout of 50% of target compensation at 80% of plan.

Compensation Element	Percentile Positioning vs. Peer Proxy and General Industry Data
Base Salary	25th - 50th
Short-Term Incentive	50th - 75th
Total Target Cash	50th - 75th
Long-Term Incentive	25th - 50th
Total Target Compensation	50th - 75th
Our focus on variable pay to
motivate performance, a key
component of our compensation
plan over the past decade, has
proven successful in aligning
our team’s compensation to
shareholder returns.
Key Compensation Actions Taken in Fiscal 2024
•Base compensation for our Named Executive Officers (“NEOs”), with the exception of Matthew S. Filer and Hugo E.
Gonzalez, was unchanged from 2023 to align with end-market conditions and expected financial performance in 2024 and size-scoping of our peer group and general industry data.
•Our Compensation Committee continued to utilize external consultant, Willis Towers Watson, for data and consultation as requested by the Compensation Committee.
For the compensation of our NEOs, please refer to the Compensation Discussion and Analysis.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Corporate Governance
Highlights
In addition to executive compensation practices that
strongly link pay and performance, the Board believes that
fundamental corporate governance is critical to ensuring the
Company is managed for the long-term benefit of our
shareholders. Patrick’s Code of Ethics for Directors,
Officers and Employees and its Corporate Governance
Guidelines provide the guidepost so that we “do business
right.” For more information about our governance
programs and Board of Directors, see Proposal 1.
Board Risk Oversight
The Board has delegated its risk oversight responsibilities
to the Audit Committee, as described under the heading
“Audit Committee”. In accordance with the Audit
Committee’s Charter, each of our senior financial and
accounting officers reports directly to the Audit Committee
regarding material risks to our business, among other
matters, and the Audit Committee meets in executive
sessions with the senior financial and accounting officers,
and with representatives of our independent registered
public accounting firm. The Audit Committee Chairman
reports to the Board regarding material risks as deemed
appropriate. In addition, the Compensation Committee
annually considers the extent to which the risks arising from the compensation policies and practices of the Company
are reasonably likely to have a material adverse effect on
the Company as a whole.
Director Independence
Seven of the nine members of the Board (as of the date of
this Proxy) have been designated by the Board as
independent directors. The Board determines whether a
director is independent by following the guidelines of the
NASDAQ Stock Market and the SEC rules and regulations.
The Board has determined that the independent directors in
2024 were Joseph M. Cerulli, John A. Forbes, Michael A.
Kitson, Pamela R. Klyn, Derrick B. Mayes, Denis G. Suggs
and M. Scott Welch. The Board has also determined that
each of the director nominees, Blake W. Augsburger and
Natalie A. Brown, will also be an independent director if
elected to serve.
Consideration of Director Candidates
•The Corporate Governance and Nominations
Committee will consider Board nominees
recommended by shareholders, which can be sent to
the address provided below.
•To nominate a candidate for director, under our Bylaws,
a shareholder must provide to the Secretary of the
Company:
•Timely notice of the nomination (not less than 20
days or more than 50 days prior to the next Annual
Meeting of Shareholders)
•Written notice of nominee
•Nominee’s name, age, business address,
residential address, principal occupation, and
number of shares of the Company owned
•Nominee’s consent to be elected and serve
•Documents required under federal securities laws
•Candidate’s other board memberships (if any)
Communication With Our Shareholders and
Ensuring Document Accessibility
You can find our Board Committee charters, Board Diversity
Policy, Code of Ethics and Business Conduct, Corporate
Governance Guidelines, and other governance-related
documents on our website at www.patrickind.com, under
“Investors-Governance” or by writing to:
Patrick Industries, Inc.
Attn: Joel D. Duthie
EVP - Chief Legal Officer and Secretary
107 W. Franklin Street
Elkhart, Indiana 46516
Shareholders can reach out directly to our Board or a Board
member by writing to the above address. Communications
intended for independent directors should be directed to the
Chairman of the Corporate Governance and Nominations
Committee.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Insider Trading Policies and Procedures
In 2024, we amended and restated Patrick's Insider Trading Policy governing the purchase, sale and other disposition of our securities by directors, officers, and employees that is designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards, as well as procedures designed to further the foregoing purposes. In addition, it is our intent to comply with applicable laws and regulations relating to the Company trading in its own securities.
Board Leadership Structure and Accountability
The Board’s leadership structure is designed to promote Board effectiveness and to appropriately allocate authority and responsibility between the Board and management.
In May 2024, the Board determined that Andy L. Nemeth, our Chief Executive Officer, would be best positioned to serve as
Board Chair. The independent directors appointed John A. Forbes as Lead Independent Director.  Our Lead Independent
Director provides a strong counterbalance to the Chair, including by facilitating independent oversight of management, promoting open dialogue among the independent directors during and in between Board meetings, leading executive sessions at each regular Board meeting without the presence of the CEO, and focusing on the Board’s priorities and processes. The Board believes the present structure provides the Company and the Board with strong leadership, appropriate independent oversight of management, continuity of experience that complements ongoing Board refreshment, and the ability to clearly communicate the Company’s business and strategy to shareholders, customers, employees and the public in a single voice.
Factors the Board considers in reviewing its leadership structure include:
•The respective responsibilities for the positions of Chair and Lead Independent Director
•The individuals currently in the roles of Chair and Lead Independent Director and their record of strong leadership and performance in their roles
•The current composition of the Board
•The policies and practices in place to provide independent Board oversight of management (including Board oversight of CEO performance and compensation, regular executive sessions of the independent directors, Board input into agendas and meeting materials, and Board self-assessment)
•The Company’s circumstances, including its financial performance
•The views of the Company’s shareholders
•Trends in corporate governance, including practices at other public companies
•Such other factors as the Board determines
With the exception of the CEO, no director is an employee of the Company.
•Directors are elected for a one-year term.
•The Board had nine meetings in 2024.
•Each director attended at least 75% of the Board meetings and meetings of Board Committees on which they served in 2024.
•All directors attended the most recent Annual Meeting of Shareholders which was held on May 16, 2024.
•We expect all Board members to attend the annual meetings, but from time to time other commitments may prevent directors from attending each meeting.
Director Qualifications and Diversity
The Corporate Governance and Nominations Committee follows a diversity policy that requires the Committee to consider diversity criteria – including gender, age, ethnicity and geographic background – when identifying candidates for membership.  The Committee will consider a candidate’s qualifications and background, including responsibility for operating a public company or a division of a public company, international business experience, a candidate’s technical background and financial expertise or professional qualification, diversity of background and personal experience, and any other public company boards on which the candidate is a director.  Board appointment will be based on merit and candidates will be considered against objective criteria, having due regard for the benefits of diversity on the Board.  The Committee will also consider whether the candidate would be “independent” for purposes of the NASDAQ Stock Market and the SEC rules and regulations.  The Committee accepts recommendations for nominees from several sources, included among them non-
management directors and the CEO, and may, from time-to-time, engage the services of a professional search firm to identify and/or evaluate potential nominees.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Proposal 1
Election Of Directors
There are nine nominees for election to the Board,
seven of which are current members of our Board.
Each of the following nominees was elected to his or
her present term of office at the Annual Meeting of
Shareholders held on May 16, 2024, with the
exception of Blake W. Augsburger and Natalie A.
Brown, who were approved on February 25, 2025 as
nominees for election to the Board at the 2025 Annual
Meeting. Each of the nominees at the 2025 Annual
Meeting will be elected to hold office until the 2026
Annual Meeting or until their successors are duly
elected and qualified.
It is intended that the proxies will be voted for the
nominees listed below, unless otherwise indicated on
the proxy form. It is expected that these nominees will
serve, but, if for any unforeseen cause any such
nominee should decline or be unable to serve as a
director, the proxies will be voted to fill any vacancy so
arising in accordance with the discretionary authority of
the persons named in the proxies. The Board does not
anticipate that any nominee will be unable or unwilling
to serve.
The Board of Directors
recommends shareholders
vote FOR the election of
the nominees to the Board
of Directors.

2024 Board Composition and Governance Highlights
Size of Board	9	Diverse Board Committee Chairs	✓
Average Age (in years) of Directors	60	Independent Directors Meet Without Non- Independent Directors Present	✓
Number of Independent Directors	7/9	Board Orientation and Continuing Education	✓
Directors that are Gender or Racially/ Ethnically Diverse	33%	Board-level Oversight of Environmental, Social & Governance (ESG) Matters	✓
Audit Committee Expertise	60%	Annual Review of Committee Charters, Code of Ethics & Governance Guidelines	✓
Average Tenure (in years) on Board	11.9	Succession Planning	✓
Lead Independent Director	✓	Sustainability Reporting Framework: SASB	✓
Annual Election of All Directors	✓

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

The board of directors
unanimously
recommends a vote FOR
each of the nine
nominees.
Nominees
for Election

Biography
Blake W. Augsburger, age 61, is the founder and has served as Chief Executive
Officer of LEA Professional since 2019, a global supplier of audio amplifiers and digital signal processing solutions for the Professional, Commercial, and
Residential A/V markets.  Prior to that, Mr. Augsburger held leadership positions at Harman International Industries, Inc., including Executive Vice President,
President of the Harman Professional Division, and North America's Country
Manager from 2006 to 2016, and President of Crown International from 2001 to
2006.  Mr. Augsburger has served as a director of Lakeland Financial
Corporation from 2011 to present.

Blake W. Augsburger Age 61 New Director Nominee Committees None Other Public Board Directorships Lakeland Financial Corporation	Qualifications Mr. Augsburger has extensive experience with strategic planning, sales and marketing, manufacturing and new product development, acquisitions, and operations and risk management.

Biography
Natalie A. Brown, age 54, has been the Chief Executive Officer of Mesirow
Financial Holdings, Inc. ("Mesirow") since July 2022. Prior to that, Ms. Brown was President of Mesirow from April 2021 to July 2022 and Chief Financial
Officer from August 2018 to April 2021. She has served on Mesirow’s Board of
Directors since 2019. She also held various leadership positions within finance and accounting at Nuveen Investments from 1999 to 2018.

Qualifications
Ms. Brown has extensive experience in banking, finance and auditor relations, organizational development, succession planning and talent identification, acquisitions, and strategic planning.

Natalie A. Brown Age 54 New Director Nominee Committees None

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Biography Joseph M. Cerulli, age 65, has been employed by Tontine Associates, LLC, an investment management firm (together with its affiliates, “Tontine”), since January 2007.

Qualifications
Mr. Cerulli possesses extensive knowledge with respect to business operations, strategic planning, financial and investment matters, including investment banking, capital markets, and mergers and acquisitions strategy. He has been determined by our Board to be an “audit committee financial expert” under the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Joseph M. Cerulli Age 65 Director since 2008 Committees Corporate Governance and Nominations (Chair) • Audit

Biography
Todd M. Cleveland, age 57, previously served as Chairman of the Board from
January 2023 to May 2024 and Executive Chairman of the Board from January
2020 to December 31, 2022. Prior to that, Mr. Cleveland was Chairman of the
Board from May 2018 to December 2019 and our Chief Executive Officer from
February 2009 to December 2019. Mr. Cleveland was President of the Company
from May 2008 to December 2015 and Chief Operating Officer of the Company
from May 2008 to March 2013. Mr. Cleveland has served as a Director of IES
Holdings, Inc. (“IES”) from 2017 to the present, and he has been the chairman of
IES’ Human Resources and Compensation Committee since February 2019 and a member of IES’s Audit Committee since February 2021.

Todd M. Cleveland Age 57 Director since 2008 Committees None Other Public Board Directorships IES Holdings, Inc.

Qualifications
Mr. Cleveland has over 34 years of RV, marine, manufactured housing, and industrial experience in various operating capacities. He also has extensive knowledge of our Company and the industries to which we sell our products. Mr.
Cleveland’s experience includes management development and leadership, acquisitions, strategic planning, finance and capital allocation, and the manufacturing and sales of our products.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Biography
John A. Forbes, age 65, has been a partner with Full Sails LLC, a firm engaged in strategic business consulting, since June 2017. In addition, Mr. Forbes served as the interim Chief Financial Officer of our Company from June 2020 to
November 2020. Previously, Mr. Forbes was the President of Utilimaster, a
business unit of Shyft Group (formerly known as Spartan Motors USA, Inc.), from
July 2010 to June 2017. Prior to that time, he was the Chief Financial Officer of
Utilimaster from May 2009 to July 2010, the Chief Financial Officer of Nautic
Global Group, LLC from 2007 to 2009 and the Chief Financial Officer of Adorn,
LLC from 2003 to 2007. Mr. Forbes has served as a director of Chase Packaging
Corporation since March 2019.

John A. Forbes Age 65 Director since 2011 Lead Independent Director since 2024 Committees Compensation • Corporate Governance and Nominations Other Public Board Directorships Chase Packaging Corporation

Qualifications
Mr. Forbes has over 38 years of experience in serving various manufacturing industries, having held senior financial leadership roles. Mr. Forbes also has extensive experience with operations and talent management, acquisitions, strategic planning, risk management and banking relations.

Biography
Michael A. Kitson, age 66, served as a fractional Chief Financial Officer at Ascent
CFO Solutions, a provider of outsourced financial and accounting services, from
May 2022 to March 2023. Prior to that time, Mr. Kitson served as the Chief
Financial Officer of oVertone Haircare, Inc. from July 2018 through January 2022.
Previously, Mr. Kitson was a principal with AVL Growth Partners, a firm that provides Chief Financial Officer and other financial advisory services, from March
2017 to July 2018. Prior to that, Mr. Kitson was the Chief Financial Officer of
MikaTek, Ltd. from January 2016 to July 2016, the Chief Executive Officer of
SharpShooter Imaging from March 2015 to January 2016, the Chief Executive
Officer of Nautic Global Group (“Nautic”) from March 2011 to October 2013, and the Chief Financial Officer of Nautic from August 2010 to March 2011.

Michael A. Kitson Age 66 Director since 2013 Committees Audit (Chair) • Compensation

Qualifications
Mr. Kitson has over 38 years of experience in serving various manufacturing industries in senior financial leadership roles. Mr. Kitson also has extensive experience with corporate and operations management, finance and capital allocation, strategic planning and risk management. He has been determined by our Board to be an “audit committee financial expert” under the SEC’s rules and regulations.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Biography
Andy L. Nemeth, age 56, has been the Chairman of the Board since May 2024 and the Company’s Chief Executive Officer since January 2020. Prior to that time, Mr. Nemeth was the President from January 2016 to July 2021, Executive
Vice President of Finance and Chief Financial Officer from May 2004 to
December 2015, and Secretary-Treasurer from 2002 to 2015. He was also the
Vice President of Finance and Chief Financial Officer from 2003 to 2004.

Qualifications
Mr. Nemeth has over 33 years of RV, marine, manufactured housing, and industrial experience in various financial and managerial capacities. Mr. Nemeth also has particular knowledge of our Company and the industries to which we sell our products and has extensive experience with corporate management, development and leadership, acquisitions, strategic planning, risk management, capital allocation, and banking and finance relations.

Andy L. Nemeth Age 56 Director since 2006 Committees None

Biography
Denis G. Suggs, age 59, has been the Chief Executive Officer of LCP
Transportation, LLC, a non-emergency medical transportation company, since
February 2020. Prior to that, Mr. Suggs was the President and Chief Executive
Officer of Strategic Materials Corp. from March 2014 to January 2020 and also served as Chairman from 2017 to 2020. Prior to that time, Mr. Suggs was the
Global Executive Vice President of Belden, Inc. from 2009 to 2013 and the
President of the Americas Division / Vice President of Belden, Inc. from 2007 to
2009. Mr. Suggs has served as a director of Smith & Wesson Brands, Inc. from
May 2021 to present.

Denis G. Suggs Age 59 Director since 2019 Committees Compensation (Chair) • Corporate Governance and Nominations Other Public Board Directorships Smith & Wesson Brands, Inc.
Qualifications
Mr. Suggs has over 26 years of experience in leading complex global businesses, having also held senior financial executive leadership roles with
Danaher Corporation and Public Storage Corporation. Mr. Suggs also has extensive experience with corporate and operations management, strategic planning, mergers and acquisitions and risk management. Mr. Suggs served as a director of the Education Corporation of America from 2015 to 2018 and of
Strategic Materials, Inc. and the Glass Packaging Institute from 2014 to 2020.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Biography
M. Scott Welch, age 65, has been the President and Chief Executive Officer of
Welch Packaging Group, a large independently owned corrugated packaging company, since 1985. Prior to establishing Welch Packaging Group, he worked at Northern Box, Performance Packaging and Elkhart Container. Mr. Welch has
served as a director of Lakeland Financial Corporation (“Lakeland”) from 1998 to present and a member of the compensation committee since 2012, and he was
Lakeland’s lead independent director from 2012 to 2019. He has also served as a trustee of DePauw University since 2005.

M. Scott Welch Age 65 Director since 2015 Committees Audit • Corporate Governance and Nominations Other Public Board Directorships Lakeland Financial Corporation
Qualifications
Mr. Welch has over 43 years of experience in the packaging industry and has extensive experience in sales, marketing, acquisitions, organizational development, strategic planning, finance and capital allocation. He has been determined by our Board to be an “audit committee financial expert” under the
SEC’s rules and regulations.

The board of directors unanimously
recommends a vote FOR the director
nominees.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

2024 Non-Employee Director
Compensation

	07/01/2024 - 12/31/2024	01/01/2024 - 06/30/2024

Chairman of the Board Annual Retainer (1)	$—	$400,000
Annual Retainer (Non-Chairman Members)	90,000	90,000
Committee Chairpersons Annual Retainer:
● Audit	20,000	20,000
● Compensation	15,000	15,000
● Corporate Governance and Nominations	15,000	10,000
Lead Independent Director Additional Annual Retainer	25,000	25,000
Annual Restricted Stock Grant (2)	140,000	140,000
(1)The Chairman of the Board annual retainer was paid to Mr. Cleveland (a non-employee) for the first half of 2024. When Mr. Nemeth was appointed as
Chairman of the Board in May 2024, he was not entitled to receive any portion of the annual retainer given his employee capacity.
(2) Non-employee directors received an annual restricted stock grant of $140,000 in May 2024, which vests upon such director’s continued service as a Board member one year from the grant date or earlier upon certain events. In addition, non-employee directors receive cash dividends on their restricted common stock holdings. The Company does not have stock ownership guidelines for its directors.
In addition to the compensation described above, the Company reimburses the non-employee directors’ expenses, including travel, accommodations and meals, for attending Board and Board Committee meetings, our Annual Meeting of
Shareholders and any other activities related to our business.
The compensation paid by the Company to the directors for 2024, other than Mr. Nemeth, is set forth in the table below.
Information on compensation for Mr. Nemeth is set forth in the “Executive Compensation” section.

Name	Fees Earned Or Paid In Cash (2)	Stock Awards (3)	Other Compensation (4)	Total
Joseph M. Cerulli	$102,500	$140,050	$3,108	$245,658
Todd M. Cleveland (1)	245,000	140,050	3,108	388,158
John A. Forbes	102,500	140,050	3,108	245,658
Michael A. Kitson	110,000	140,050	3,108	253,158
Pamela R. Klyn	90,000	140,050	3,108	233,158
Derrick B. Mayes	90,000	140,050	3,108	233,158
Denis G. Suggs	105,000	140,050	3,108	248,158
M. Scott Welch	102,500	140,050	3,108	245,658
(1)Mr. Cleveland was Chairman of the Board from January 1, 2024 through May 15, 2024 and served as a director of the Board for the remainder of 2024. Mr.
Nemeth was appointed Chairman of the Board effective May 16, 2024.
(2) Fees consist of an annual cash retainer for each non-employee director, the lead independent director, and each committee chairperson’s service.
(3)Amounts shown do not represent compensation actually received. Such amounts reflect the aggregate grant date fair value of 1,868 shares of restricted stock granted to each non-employee director, at a closing stock price of $75.00 on May 16, 2024.
(4)Amounts shown represent cash dividends paid by the Company in 2024 on unvested shares held by the non-employee directors.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Board
Committees
Audit Committee
The Board has an Audit Committee for which Michael A.
Kitson serves as the Chairman. The Audit Committee met
eight times in 2024.
The Audit Committee has a charter, which sets forth the
responsibilities of the Audit Committee, which include:
•Oversight responsibilities related to potential material
risks to the business, including, but not limited to, credit, liquidity, IT cybersecurity, and operational risks;
•Recommending to the Board the independent auditors
to be engaged by the Company for the purpose of
conducting the annual audit of our financial statements;
•Discussing with the independent auditors the scope of
their examination;
•Reviewing the financial statements and the independent
auditors’ report thereon with Company personnel and
the independent auditors;
•Inviting the recommendations of the independent
auditors regarding internal controls and other matters;
and
•Approving all non-audit services provided by the
independent auditors and monitoring these
engagements on a per occurrence basis.
The Board has determined that each of the current
members of the Audit Committee, as of the date of this
Proxy Statement, is independent, as defined in the
NASDAQ listing standards and relevant SEC rules. In
addition, as of the date of this Proxy Statement, the Board
has determined that three of these members also meet both
the qualifications required to be an audit committee
financial expert and the financial sophistication
requirements contained in the NASDAQ listing standards
(Messrs. Cerulli, Kitson and Welch).
For a more detailed list of the roles and
responsibilities of the Audit Committee, please see
the Audit Committee Charter located in the
“Investors – Governance – Governance
Documents” section of our website at
www.patrickind.com
Compensation Committee
The Board has a Compensation Committee for which Denis
G. Suggs serves as Chairman. The Compensation
Committee met five times in 2024.
The Compensation Committee has a charter, which sets
forth the responsibilities of the Compensation Committee,
which include:
•Reviewing and recommending to the independent
members of the Board the overall compensation
programs for the officers of the Company;
•Oversight authority to attract, develop, promote and
retain qualified senior executive management; and
•Oversight authority for the stock-based compensation
programs.
In its oversight of executive officer compensation, the
Compensation Committee seeks assistance from Company
management and the Company's independent
compensation consultant, Willis Towers Watson, as further
described below under the heading “Compensation
Discussion and Analysis.” Willis Towers Watson’s fees are
approved by the Compensation Committee. Willis Towers
Watson provides the Compensation Committee with data
about the compensation paid by our peer group and
industry benchmark groups, updates the Compensation
Committee on new developments in areas that fall within
the Compensation Committee’s scope and is available to
advise the Compensation Committee regarding all of its
responsibilities, including best practices, market trends in executive compensation, and pay versus performance
disclosures. Our Compensation Committee has assessed
the independence of Willis Towers Watson pursuant to SEC
and NASDAQ listing rules and determined that their work
did not give rise to any conflicts of interest.
The Board has determined each of the current members of
the Compensation Committee, as of the date of this Proxy
Statement, is independent as defined in the NASDAQ
listing standards and our Corporate Governance
Guidelines.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Compensation Committee Interlocks and
Director Participation
During 2024, no executive officer served on the board or
compensation committee of any other corporation with
respect to which any member of the Compensation
Committee was engaged as an executive officer. No
member of the Compensation Committee was an officer or
employee of the Company during 2024.
For a more detailed list of the roles and
responsibilities of the Compensation
Committee, please see the Compensation
Committee Charter located in the “Investors –
Governance – Governance Documents”
section of our website at www.patrickind.com
Corporate Governance and Nominations
Committee
The Board has a Corporate Governance and Nominations
Committee for which Joseph M. Cerulli serves as the
Chairman. The Corporate Governance and Nominations
Committee met four times in 2024.
The Corporate Governance and Nominations Committee
has a charter, which sets forth the responsibilities of the
Corporate Governance and Nominations Committee, which
include:
•Assisting the Board in identifying, screening and
recommending qualified candidates to serve as
directors;
•Recommending nominees to the Board to fill new
positions or vacancies as they occur;
•Reviewing and recommending to the Board the
compensation of directors;
•Recommending to the Board nominees for election by
shareholders at the Annual Meeting;
•Reviewing and monitoring corporate governance
compliance as well as recommending appropriate
changes;
•Reviewing the succession planning for our senior
executive officers;
•Providing overall oversight of our ESG policies and
initiatives and working with management to identify and
define relevant ESG topics and programs; and
•Conducting an annual assessment of the Board’s
performance.
The Board has determined that each of the current
members of the Corporate Governance and Nominations
Committee, as of the date of this Proxy Statement, is
independent as defined in the listing standards of the
NASDAQ Stock Market and our Corporate Governance
Guidelines.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934
requires that certain of our officers, directors and 10%
shareholders file with the SEC an initial statement of
beneficial ownership and certain statements of changes in
beneficial ownership of our common stock. Based solely on
our review of such forms and written representation from
the directors and officers that no other reports were
required, we are unaware of any instances of
noncompliance or late compliance with such filings during
the fiscal year ended December 31, 2024,
For a more detailed list of the roles and
responsibilities of the Corporate Governance
and Nominations Committee, please see the
Corporate Governance and Nominations
Committee Charter located in the “For
Investors – Governance – Governance
Documents” section of our website at
www.patrickind.com

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Ratification of the Appointment of Independent
Registered Public Accounting Firm
The Audit Committee has appointed Deloitte & Touche LLP, ("Deloitte")
as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Deloitte has been the Company's
independent registered public accounting firm since June 2019. The
Board and the Audit Committee recommend that shareholders ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year 2025. Although we are not required to do so, we believe that it is appropriate to request that shareholders ratify this appointment. If shareholders do not ratify the appointment, the Audit
Committee will investigate the reasons for the shareholders' rejection and reconsider the appointment. Representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to any shareholder questions that may arise.
Unless otherwise instructed, the proxy holders will vote the proxies received by them "FOR" approval of the ratification of the appointment of
Deloitte. The ratification of the appointment will be approved by our shareholders if, at the Annual Meeting, a quorum is present and the vote of a majority of the votes cast are voted in favor of the proposal.
Proposal 2
The Board of Directors unanimously recommends a vote
FOR approval of the ratification of the appointment of
Deloitte as the Company's independent registered public
accounting firm for the fiscal year ending December 31,
2025.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Independent Public Accountants
Audit Fees
The following table presents fees and out-of-pocket
expenses for professional audit services rendered by
Deloitte during the fiscal years ended December 31, 2024
and 2023:
As noted above in Proposal 2, the Audit Committee has
appointed Deloitte as our independent registered public
accounting firm for the fiscal year ending December 31,
2025.

	2024	2023
Audit Fees (1)	$3,345,300	$2,918,600
Tax Fees (2)	-	507,600
Other Fees (3)	1,900	1,900
Total Fees	$3,347,200	$3,428,100
(1)Audit fees consist of fees for professional services rendered for the annual audit of the Company’s financial statements, the reviews of the financial statements included in the Company’s quarterly reports, and other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)Tax fees include fees related to tax compliance and consulting services in 2023.
(3)Other fees consist of an annual subscription to Deloitte's online accounting research tool.
The Audit Committee has advised us that it has determined
that the non-audit services rendered by our independent
auditors during our most recent fiscal year are compatible
with maintaining the independence of such auditors.
The Audit Committee has adopted a Preapproval Policy for
Audit and Non-Audit Services pursuant to which it
preapproves all audit and non-audit services provided by
the independent auditors prior to each particular
engagement.
The Audit Committee has delegated authority to its
Chairman to approve certain proposed services other than
the annual audit, tax and quarterly review services, and the
Chairman must then report any approvals to the balance of
the Committee at the next scheduled meeting.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Audit Committee Report
The following report of the Audit Committee does not constitute soliciting material and shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing by us under the Securities Act of 1933 or the
Securities Exchange Act of 1934, except to the extent that we specifically incorporate such information by reference, and shall not otherwise be deemed filed under such acts.
The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter adopted by the Board, include providing oversight of our financial reporting process through periodic meetings with our independent auditors, principal
accounting officer and management to review accounting,
auditing, internal controls and financial reporting matters.
The Audit Committee has met and held discussions with
management and Deloitte with respect to the 2024 audited
financial statements. The Audit Committee reviewed and
discussed with Deloitte the consolidated financial statements, and Deloitte’s evaluation of the Company’s internal controls over financial reporting.
The Audit Committee also discussed with Deloitte the matters required to be discussed by the applicable requirements of the
Public Company Accounting Oversight Board and the SEC,
and other professional standards and regulatory requirements currently in effect.
We have received from Deloitte a letter providing the
disclosures required by the applicable requirements of the
Public Company Accounting Oversight Board regarding
Deloitte’s communications with the Audit Committee
concerning independence with respect to any relationships
between us and Deloitte that in their professional judgment
may reasonably be thought to bear on independence. Deloitte
has discussed its independence with us, and has confirmed in such letter that, in its professional judgment, it is independent from us within the meaning of the federal securities laws. The
Audit Committee concluded that non-audit services provided by
Deloitte during the year ended December 31, 2024 were
compatible with Deloitte’s independence.
Based on the review and discussions described above, with
respect to our audited financial statements included in our
2024 Annual Report to Shareholders, we have recommended
to the Board of Directors that such financial statements be
included in our Annual Report on Form 10-K for filing with the
SEC.
As specified in the Audit Committee Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that our financial statements are complete and accurate and in accordance with generally accepted accounting principles.
That is the responsibility of management and our independent auditors. In giving our recommendation to the Board of
Directors, we have relied on (i) management’s representation that such financial statements have been prepared with
integrity and objectivity and in conformity with generally
accepted accounting principles and (ii) the report of our
independent auditors with respect to such financial statements.
This report was adopted by the Audit Committee on February
20, 2025.
The Audit Committee
Michael A. Kitson (Chairman)
Joseph M. Cerulli
Pamela R. Klyn
Derrick B. Mayes
M. Scott Welch

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Proposal 3
Pursuant to Section 14A of the Securities
Exchange Act of 1934, shareholders have the
opportunity to vote, on an advisory and non-
binding basis, on the compensation of our
Named Executive Officers as set forth in this
Proxy Statement. This is commonly referred to
as the "Say on Pay" vote. At the May 2019
annual meeting, a majority of shareholders
determined that the Say on Pay vote would be
held annually, commonly referred to as "Say on
Frequency" vote. As required under SEC rules,
an advisory vote of the frequency of the
advisory vote on executive compensation will
be held at the 2025 annual shareholders
meeting.
Our executive compensation policy is designed
to enable the Company to attract, motivate and
retain highly-qualified senior executives by
providing a competitive compensation
opportunity based on performance. Our intent is
to provide fair and equitable compensation in a
way that rewards executives for achieving
specified financial and non-financial
performance goals.
For the reasons stated, the Board of Directors recommends
a vote FOR the following non-binding resolution:
RESOLVED, that the compensation paid to the Company's
Named Executive Officers for fiscal year 2024, as disclosed
in this Proxy Statement pursuant to the compensation
disclosure rules of the SEC, including the Compensation
Discussion and Analysis, compensation tables and related
information and discussion, is hereby APPROVED.
Pursuant to Section 14A of the Securities
Exchange Act of 1934, shareholders have the
opportunity to vote, on an advisory and non-
binding basis, on the compensation of our
Named Executive Officers as set forth in this
Proxy Statement. This is commonly referred to
as the "Say on Pay" vote. At the May 2019
annual meeting, a majority of shareholders
determined that the Say on Pay vote would be
held annually, commonly referred to as "Say on
Frequency" vote. As required under SEC rules,
an advisory vote of the frequency of the
advisory vote on executive compensation will
be held at the 2025 annual shareholders
meeting.
Our executive compensation policy is designed
to enable the Company to attract, motivate and
retain highly-qualified senior executives by
providing a competitive compensation
opportunity based on performance. Our intent is
to provide fair and equitable compensation in a
way that rewards executives for achieving
specified financial and non-financial
performance goals.
Advisory Vote to Approve the Compensation
of Our Named Executive Officers
Our performance-related awards are structured to
link a substantial portion of our executives' total
potential compensation to the Company's
performance on both a short-term and long-term
basis, to recognize individual contributions, and to
align executive and shareholder interests.
We are requesting shareholder approval for the
compensation of our named executive officers for
fiscal 2024 as disclosed in this Proxy Statement,
including the disclosures under "Executive
Compensation— Compensation Discussion and
Analysis," compensation tables and the related
information and discussion.
Please note that the vote is advisory and
therefore not binding on the Company, the
Compensation Committee or the Board. However,
we value the opinions of our shareholders, and
we will carefully consider the outcome of the
advisory vote on executive compensation when
making future compensation decisions.
The affirmative vote of a majority of the votes cast
is required for advisory approval of the foregoing
non-binding resolution. See "Voting Q&A".

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Proposal 4
Approval of an Increase in the
Authorized Amount of Common Stock
General Background:
Our Articles of Incorporation currently authorize
40,000,000 shares of common stock.  As of March 21,
2025, there were ___ shares of common stock issued
and outstanding.  There are in the aggregate ___
shares of common stock reserved for issuance under
existing stock options and stock appreciation rights
(“SARs”), which are issuable upon the exercise of
outstanding options and SARS granted under our
existing stock option and SARs plans. In addition, there
are an aggregate of ___ net shares available for future
awards under the Patrick Industries, Inc. 2009 Omnibus
Incentive Plan (the “Plan”).  There are ___ authorized
and unissued shares of common stock that are not
reserved for any specific use and are available for
future issuance.
On February 25, 2025, our Board unanimously adopted
a resolution, subject to shareholder approval, to
increase the authorized number of shares of common
stock from 40,000,000 to 60,000,000.  If the
shareholders approve this Proposal 4, an increase in
our authorized shares of common stock will be effected
through the filing of Articles of Amendment to our
Articles of Incorporation with the office of the Indiana
Secretary of State, amending Article V of our Articles of
Incorporation to authorize 60,000,000 shares of
common stock and total shares of capital stock of
61,000,000, as soon as practicable following the Annual
Meeting, to be effective upon such filing.  Upon
approval of the proposed amendment to our Articles of
Incorporation, Article V would read as follows:
Reasons for Increasing the Authorized
Number of Shares of Common Stock
The additional shares of common stock authorized upon
adoption of this proposal will be available for issuance from time to time as determined by the Board, without further
action by the shareholders and without first offering the
shares to the shareholders.  The proposed increase will
help ensure, for the foreseeable future, that a sufficient
number of shares will be available, if needed, for issuance
in connection with possible future actions approved by the
Board, including stock splits, stock dividends, acquisitions, financings, rights offerings, employee benefit programs or
other corporate purposes, or upon exercise of stock
options, stock appreciation rights or warrants.  The Board
believes that the availability of the additional shares for
such purposes without delay or the necessity for a
shareholder vote (except as may be required by applicable
law or regulatory authorities or by the rules of any stock
exchange on which the Company’s securities may be
listed) will be beneficial to the Company by providing it with the flexibility required to respond to future business
opportunities and needs as they arise.  The availability of
additional shares of authorized common stock will enable
us to act promptly when the Board determines that the
issuance of additional shares of common stock is
advisable.  Assuming shareholder approval of this
proposal, there will be approximately ___ authorized and
unissued shares of common stock that are not reserved for
any specific use and are available for future issuance.
Article V
The total number of shares which the
Corporation shall have authority to issue is
sixty-one million (61,000,000), consisting of
one million (1,000,000) shares of Preferred
Stock, without par value, and sixty million
(60,000,000) shares of Common Stock,
without par value.
The Company’s Articles authorize 1,000,000
shares of preferred stock. There are
currently no shares of preferred stock
outstanding and Proposal 4 does not
propose to increase the number of
authorized shares of preferred stock.
Anti-Takeover Effect
An increase in the number of shares of common stock that
the Company is authorized to issue could have a potential
anti-takeover effect with respect to the Company, although
our management has not proposed the increase for that
reason and does not presently anticipate using the
additional authorized shares for such a purpose. The
potential anti-takeover effect of the proposed amendment
arises because the Company could issue additional shares
of common stock, up to the total authorized number,
thereby diluting the shareholdings and related voting rights of then existing shareholders in proportion to the number of any additional shares issued.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Proposal 5
Advisory Vote on Frequency of Vote on Executive Compensation
As required by the Dodd-Frank Act, at least once every six years the Company is required to request its shareholders to recommend, in a non-binding advisory resolution, whether the advisory shareholder vote on executive compensation should occur every one, two or three years.
In formulating its recommendation, our Board believes that a frequency of an annual advisory vote on executive compensation is the optimal interval for conducting and responding to a “Say-on-Pay” vote.  One of the core principles of our executive compensation program is to align management’s interests with the interests of our shareholders to support long-term value creation. We encourage our officers to focus on long-term performance, and recommend an annual vote, thereby allowing the yearly evaluation of our executive compensation programs by shareholders and in alignment with our long-term performance.
The frequency vote option of every one year, every two years or every three years that receives the highest number of votes cast by shareholders will be the prevailing preferred frequency for the advisory vote on executive compensation as selected by the shareholders. However, as this is an advisory vote, the result will not be binding on our Board or the Company. Our Compensation Committee will consider the outcome of the vote when determining how often the Company should submit an advisory vote to shareholders to approve the compensation of its named executive officers included in the Proxy Statement.  Proxies submitted without direction pursuant to this solicitation will be voted for the option of every “ONE YEAR”.
Accordingly, the following resolution is submitted for shareholder vote at the Annual
Meeting of Shareholders:
“RESOLVED, that the highest number of votes cast by the shareholders of Patrick
Industries, Inc. for the option set forth below shall be the preferred frequency selected by shareholders with which the Company is to hold an advisory vote on the approval of the compensation of its named executive officers included in the
Proxy Statement: (i) every one year; (ii) or every two years; (iii) or every three years.”
Recommendation of the Board:
The Board of Directors recommends that shareholders vote for the option of “ONE YEAR” as the frequency with which shareholders are provided an advisory vote on the compensation of the Company’s named executive officers included in the Proxy Statement.
The Board will carefully consider the outcome of the vote when making future decisions regarding the frequency of advisory votes on executive compensation.  However, because this vote is advisory and non-binding, the Board may decide that it is in the best interest of the Company and its shareholders to hold an advisory vote more or less frequently than the option selected by shareholders.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Executive Compensation
k
The following Compensation Discussion and Analysis (“CD&A”) should be read in conjunction with the executive compensation tables and corresponding footnotes that follow. The discussion focuses on the compensation program approved by the Board for the 2024 fiscal year for the Named Executive Officers (“NEOs”).
Named Executive Officers
Andy L. Nemeth, Jeffrey M. Rodino, Kip B. Ellis, Andrew C. Roeder, Matthew S. Filer and Hugo E. Gonzalez, who are the
NEOs for fiscal 2024, are shown below along with a brief biography. Mr. Roeder, who joined the Company in March 2024, assumed the position of Chief Financial Officer (“CFO”) effective March 5, 2024.  Mr. Filer, who joined the Company in
November 2022 as Senior Vice President of Finance, held the position of Interim CFO from May 15, 2023 through March 4,
2024 and was an NEO for a portion of 2024 and is included in the CD&A and accompanying tables as applicable.

Andy L. Nemeth was appointed as Chairman of the Board in May 2024, and as Chief
Executive Officer of the Company in January 2020. Prior to that time, Mr. Nemeth served as President of the Company from January 2016 to July 2021. Mr. Nemeth was the Executive Vice President of Finance and Chief Financial Officer from May
2004 to December 2015, and Secretary-Treasurer from 2002 to 2015. Mr. Nemeth has over 33 years of RV, marine, manufactured housing, and industrial experience in various financial and managerial capacities.

Andy L. Nemeth Chief Executive Officer

Jeffrey M. Rodino was named President - Recreational Vehicles ("RV") in January
2024 with responsibility for the oversight, leadership, strategic planning, and accounting for our RV end market businesses, and served as President of the
Company from July 2021 to January 2024. Prior to that time, Mr. Rodino was Chief
Sales Officer from September 2016 to July 2021 and Executive Vice President of
Sales from December 2011 to July 2021. Mr. Rodino was Chief Operating Officer of
the Company from March 2013 to September 2016, and Vice President of Sales for
the Midwest from August 2009 to December 2011. Mr. Rodino has over 31 years of experience in serving the RV, marine, manufactured housing, and industrial markets.

Jeffery M. Rodino President—RV

Kip B. Ellis was named President - Powersports, Technology and Housing in January
2024, with responsibility for the oversight, leadership, strategic planning and accounting in those end markets.  Mr. Ellis served as Executive Vice President of
Operations and Chief Operating Officer of the Company from September 2016 to
January 2024. He was elected an officer in September 2016. Mr. Ellis joined the
Company as Vice President of Market Development in April 2016. Prior to his role at
Patrick, Mr. Ellis served as Vice President of Aftermarket Sales for the Dometic
Group from 2015 to 2016. Prior to his tenure at Dometic, Mr. Ellis served as Vice
President of Global Sales and Marketing from 2007 to 2015 at Atwood Mobile
Products. Mr. Ellis has over 28 years of experience serving the RV, marine, manufactured housing, and industrial and automotive markets.

Kip B. Ellis President—Powersports, Technology, and Housing

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Andrew C. Roeder was appointed Executive Vice President – Finance, Chief
Financial Officer and Treasurer of the Company in March 2024. Prior to joining
Patrick, Mr. Roeder served as Chief Financial Officer of the Marine segment of
Polaris, Inc. from 2018 to 2024. Prior to his role at Polaris, Inc. he was the CFO of
Bennington Marine from 2016 to 2018, and the Director of Financial Planning &
Analysis for Bennington from 2014 to 2015. Mr. Roeder has over 10 years of experience serving the marine industry in various leadership capacities.

Andrew C. Roeder Executive Vice President— Finance, Chief Financial Officer and Treasurer

Matthew S. Filer was appointed Interim Executive Vice President - Finance, Chief
Financial Officer, and Treasurer of the Company in May 2023, a position which he held until March 2024 at which time he returned to his previous role as Senior Vice
President of Finance. In May 2024, he was elected Chief Accounting Officer. Mr. Filer joined the Company in November 2022 as Senior Vice President of Finance. Prior to
his role at Patrick, Mr. Filer was with Caterpillar Inc. from 2007 to 2021, serving in a series of progressive global leadership roles which culminated in his appointment as
Chief Financial Officer for divisions within Caterpillar’s Resource Industries segment.
With over 28 years of experience with prior organizations that include Honeywell and
Raytheon, Mr. Filer has extensive industry knowledge across multiple disciplines such as rail, mining, industrial and defense.

Matthew S. Filer Senior Vice President of Finance and Chief Accounting Officer

Hugo E. Gonzalez was appointed Executive Vice President - Operations in January
2024 and elected as Chief Operating Officer in May 2024. Prior to that, Mr. Gonzalez served as Senior Vice President of RV Operations for the Company from July 2021 to January 2024, Group Vice President of Operations from February 2020 to June
2021, and Business Unit Director from February 2017 to January 2020.  He joined the Company in 2007 upon Patrick's acquisition of Adorn Holdings, Inc. and served in a series of progressive leadership roles. Mr. Gonzalez has over 18 years of experience serving the RV, manufactured housing, and marine markets.

Hugo E. Gonzalez Executive Vice President— Operations and Chief Operating Officer

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Compensation Discussion
and Analysis
We believe our compensation plan, as it relates to the NEOs and other executives, should be aligned with the Company’s short-term and long-term organizational strategic agendas and its operating performance and cash flows, and foster appropriate management ownership in the Company. Our philosophy and objectives are to provide a comprehensive, market-competitive compensation program designed to attract, retain and motivate the best qualified talent from inside and outside the industry and to align the interests of our senior management team with the interests of our shareholders. Messrs.
Nemeth, Rodino, Ellis, Roeder, Filer, and Gonzalez comprise our NEOs for fiscal 2024, as such term is used under SEC rules.
The Company utilizes a “pay-for-differentiated performance” compensation philosophy that establishes base salaries, generally lower relative to its peer group companies, coupled with performance-based short-term and long-term incentives that are generally high relative to its peer group companies. Our performance management system links compensation to achieving certain objectives based on our short-term and long-term goals. To develop a comprehensive performance and rewards compensation program for our NEOs and other executives (see below "Plan Components" discussion), the
Compensation Committee conducts, among other analytical measures, independent benchmarking studies in conjunction with utilizing a third-party compensation consultant.
2024 Executive Compensation Plan: Pay-at-Risk
The 2024 Executive Compensation Plan for the NEOs was designed to compensate and reward the plan participants with
“pay-for-differentiated performance.” The 2024 Executive Compensation Plan is designed for each component to incrementally reward the NEOs for performance and the achievement of established key financial metrics. This plan design places a high degree of emphasis and reward on variable compensation or “pay-at-risk.” Each element of compensation is outlined below to demonstrate the philosophy and architecture of the plan's design.
Base Pay (Salary)
To implement our variable pay-at-risk philosophy in 2024, we intentionally set the NEOs’ base salaries lower than market-
based salaries. The base pay in 2024 for Messrs. Nemeth, Rodino and Ellis was unchanged from their 2023 base pay.
Messrs. Roeder and Gonzalez were not NEOs in 2023. Mr. Filer's base pay increased in 2024 compared to his 2023 base pay. Base compensation in 2024 was set to align with the Company's end-market conditions and expected financial performance in 2024 and was in alignment with the Company’s and NEO’s scope and to assure a competitive position with the market for total target direct compensation.
The CEO and each of the other NEOs’ base compensation for 2024 was aligned to the 25th to 50th percentile range of their respective established peer group and general industry data.

Executive	2024 Base Pay	Fixed Or Variable Pay
CEO	$850,000	Fixed Pay
All Other NEOs Combined (1)	2,445,000	Fixed Pay
(1)All other NEOs comprised of Messrs. Rodino, Ellis, Roeder, Filer and Gonzalez.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Non-Equity Incentive Plan Compensation (Short-Term Incentive Plan)
The 2024 Short-Term Incentive Plan (“STIP”) was designed
to reward the CEO and each of the other NEOs for
differentiated incremental performance against the net
income of the plan year (net of 2024 acquisitions) and
achievement of individual performance goals for each NEO.
The STIP is designed to be 100% variable, performance
dependent, pay-at-risk. Assuming target performance, the
net income metric performance accounts for 70% of the
performance payout and each NEO’s personal strategic
objectives account for 30% of the performance payout,
allowing for differentiation of each NEO’s individual
contributions to the performance of the Company. STIP
compensation may range from 0% to 200% of the
established target.
If the NEO's individual performance rating was below the
threshold performance rating, such NEO would not be
eligible for a STIP award regardless of the Company's
performance. If the Company’s net income (net of
acquisitions) performance was below the established
Company performance threshold, no NEO would be eligible
for a STIP award regardless of the NEO's individual
performance.
The STIP threshold, target, stretch and maximum
performance levels for both net income (net of 2024
acquisitions) and personal performance and related
payouts, are noted below for reference.
Company Performance (70% Of Target Performance Payout)

Net Income Performance	Performance To Plan (%)	Payout (%)
Less Than Threshold	<75	-
Threshold	75	50
Target (Plan)	100	100
Stretch	110	175
Maximum	115	200
NEO Individual Performance (30% Of Target Performance Payout)

Personal Performance	Performance Rating (0-5 Scale)	Payout (%)
Less Than Threshold	<2.5	-
Threshold	2.5	50
Target (Plan)	3.5	100
Stretch	4.4	175
Maximum	5.0	200
The STIP target amount for the CEO and each of the other NEOs is designed to align to the 50th to 75th percentile range of established peer group and general industry pay percentiles.

Executive	2024 Target STIP	Fixed Or Variable Pay
CEO	$1,800,000	Variable Pay
All Other NEOs Combined (1)	3,830,000	Variable Pay
(1)All other NEOs comprised of Messrs. Rodino, Ellis, Roeder, Filer and Gonzalez.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Long-Term Incentive Plan Compensation (Long-Term Incentive Plan)
The 2024 Long-Term Incentive Plan (“LTIP”) was designed to reward the NEOs for sustained, long-term performance while providing opportunity for incremental reward for differentiated performance against the Company’s three-year cumulative earnings before interest, taxes, depreciation and amortization (“EBITDA”) plan. The target value of the LTIP is awarded in
Restricted Stock Units ("RSUs"). The design of the LTIP creates 80% of the target value of the award in the form of performance-dependent variable pay and 20% in the form of retentive, time-based fixed compensation with three-year cliff vesting.
The LTIP threshold, target, stretch and maximum performance levels for three-year cumulative EBITDA and related payouts are noted below for reference.

3-Year Cumulative EBITDA	Performance To Plan (%)	Payout (%)
Less Than Threshold	<80	-
Threshold	80	50
Target (Plan)	100	100
Stretch	110	150
Maximum	120	200
The LTIP target amount for the CEO and each of the other NEOs is designed to align to the 25th to 50th percentile range of peer and general industry pay percentiles. The table below outlines the target LTIP amount for the CEO and all the other
NEOs combined.

Executive	2024 Target LTIP	Variable Pay (80%)	Fixed Pay (20%)
CEO	$3,400,000	$2,720,000	$680,000
All Other NEOs Combined (1)	4,661,250	3,729,000	932,250
(1)All other NEOs comprised of Messrs. Rodino, Ellis, Roeder, Filer and Gonzalez.
Total Target Compensation Fixed vs. Variable Pay Summary
Upon combining all pay elements of the 2024 Executive Compensation Plan, the percentages of Total Fixed versus Variable
Pay at target are depicted in the table below.

Executive	Total Target Compensation	Total Target Fixed Pay		Total Target Variable Pay
		$	%	$	%
CEO	$6,050,000	$1,530,000	25.3%	$4,520,000	74.7%
All Other NEOs Combined (1)	10,936,250	3,377,250	30.9%	7,559,000	69.1%
(1)All other NEOs comprised of Messrs. Rodino, Ellis, Roeder, Filer and Gonzalez.
Clawback Policy
An Incentive Compensation Recovery Policy (otherwise commonly referred to as a "Clawback Policy") was implemented by the Board in 2023 in alignment with federal securities regulations and NASDAQ listing requirements.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Participants and Roles

Participants	Responsibilities
Compensation Committee
• Reviews and approves, with input from our management team and external advisors, the
Company’s executive compensation programs, including the NEOs.
•Provides annual and ongoing review, discussion, analysis and recommendations regarding the evaluation of the execution of the performance plan for the NEOs against defined business objectives.

Independent Committee Consultant
• Provides published survey data, peer group proxy data and analysis and consultation to the
Compensation Committee on executive and non-employee director compensation.
•Establishes and maintains an independent perspective to avoid any conflicts of interests while working directly for the Compensation Committee unless the Committee has preapproved any work to be conducted with management for review by the Committee and approval by the Board.

Chief Executive Officer and Chief Human Resources Officer
• When requested by the Compensation Committee, provide executive compensation plan input related to the performance management structure and provide support on compensation program design and implementation, as well as compliance and disclosure requirements.
• The CEO evaluates the performance plans of the Presidents of our end market pillars, COO, CFO and other executives in accordance with the Board approved plan.

Plan Factors
There are several key factors the Compensation Committee considers when recommending plan-year executive compensation decisions:
•NEO's role, position scope, experience, skill set and performance history;
•External market for comparable roles;
•Current and expected business climate; and
•Company’s financial position and operating results.
Plan Components
The Compensation Committee utilizes its own judgment in approving the components of compensation and plan targets for the NEOs. The Compensation Committee further reviews and approves compensation including base compensation, targets, thresholds, and maximums for short-term and long-term incentive compensation. In addition, the Compensation
Committee utilizes a third-party compensation consulting firm, Willis Towers Watson, to provide relevant compensation benchmarks for the NEOs and other key leadership roles in the Company as well as plan design review and input. The CEO evaluates the performance plans of the Presidents of our end market pillars, COO, CFO and other executive officers with the
Compensation Committee. The CEO develops his individual objectives for the plan year and evaluates his performance against those objectives. Final determinations regarding our CEO’s performance and compensation are made during an executive session of the Compensation Committee and are reported to and reviewed by the Board in an independent directors’ session. Holders of approximately 95% of the shares voted in the most recent shareholder advisory vote at our
Annual Meeting of Shareholders held on May 16, 2024 voted to approve the compensation of the NEOs for fiscal year 2023.
The Compensation Committee takes the shareholder advisory voting results, along with any other shareholder input on executive compensation, into consideration as one of several decision points in its executive compensation decision making process for each plan year.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Benchmark Sources and Fiscal Year 2024
Peer Group
An important factor in establishing the 2024 Executive
Compensation Plan is the external market for comparable
roles. The Compensation Committee utilizes a benchmark
peer group for purposes of market comparison to our executive compensation packages based on our general guidelines and
as described under "Plan Components." Based on the data
utilized from an index of General Industry companies provided by the Central Data Base Survey of Willis Towers Watson, our
independent Compensation Committee consultant, there were
no changes made by the Compensation Committee to the
benchmark peer group for the period ended December 31,
2024 (as compared to the 2023 peer group) other than the
deletion of Masonite International Corporation due to the
acquisition of the company. We believe the following
companies listed represent an effective comparator group of
similar size with similar scope of revenue and market
capitalization.
•American Woodmark Corporation
•Apogee Enterprises, Inc.
•Brunswick Corporation
•Cavco Industries, Inc.
•EnPro Industries, Inc.
•Hyster-Yale Materials Handling, Inc.
•LCI Industries, Inc.
•Modine Manufacturing Company
•Mueller Industries, Inc.
•Polaris, Inc.
•Thor Industries, Inc.
•UFP Industries, Inc.
•Wabash National Corporation
•Winnebago Industries, Inc.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Fiscal Year 2024 Executive
Compensation

Compensation And Benefits Components	Description And Purpose
Base Salary	Cash payments reflecting a market competitive position for performance of functional role.
Short-Term Incentives
Lump sum cash payments reflective of approved pay-for-performance plan and the relative achievements of the business and individual performance objectives. In addition, the Board reserves the right at any time to award discretionary bonuses to senior management based on, among other factors, outstanding performance.

Long-Term Incentives
Stock vehicle grants reflecting approved pay-for-performance plan and the relative long-term achievement of the business performance plans as well as the Company’s desire to retain high-
performing talent and align the interests of senior management with shareholder interests.

Executive Health and Welfare Benefits	Health and welfare benefits mirror scope of standard plans for all employees.
Other Compensation
Other compensation includes: automobile allowance, Company contributions pursuant to the Patrick
Industries, Inc. 401(k) Plan and to individual Health Savings Accounts, and health club reimbursement pursuant to the Company’s general health and welfare program.

Severance Benefits	Reasonable and customary transition support aligned to market benchmark data.
Base Salary
The Compensation Committee reviews and approves the base salaries of the NEOs each year, as well as at the time of promotion, change in job responsibilities or any other change deemed to be a material event. Base salaries are set during the first quarter of each year. The Compensation Committee sets the salary for the CEO and approves the base salaries for the other NEOs and other executive officers based on recommendations by the CEO.
When determining base salary adjustments for its NEOs, the Compensation Committee considers a combination of (i) peer group data, (ii) market data, including industry norms and benchmarking data from companies of similar size and scope and
(iii) outstanding Company and individual performance. In general, the Compensation Committee targets the 25th to 50th percentile of the Company’s peer group in determining base salaries.

Name	2023 Base Salary	2024 Base Salary	% Increase/Decrease
Andy L. Nemeth	$850,000	$850,000	—%
Jeffrey M. Rodino	575,000	575,000	—%
Kip B. Ellis	525,000	525,000	—%
Andrew C. Roeder (1)	—	500,000	—%
Matthew S. Filer (2)	350,000	375,000	7%
Hugo E. Gonzalez (3)	350,000	470,000	34%
(1)Mr. Roeder joined the Company in March 2024 and assumed the position of CFO.
(2)Mr. Filer, who joined the Company in November 2022 as Senior Vice President of Finance, held the position of Interim CFO for the period of May 15, 2023 through December 31, 2023 and from January 1, 2024 through March 4, 2024. The amounts shown for 2023 and 2024 represent his full annual salary.
(3)Mr. Gonzalez's base salary in 2024 was adjusted to reflect his appointment to Executive Vice President of Operations in January 2024. The amount shown for 2024 represents his full annual salary.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Non-Equity Incentive Plan Awards
The short-term incentive portion of the 2024 Executive Compensation Plan or "STIP" consists of annual non-equity incentive plan awards, which are reviewed and approved each year and are based on the Company’s financial results and the individual’s performance against defined objectives. Several key components were considered in the development of the
2024 STIP to align the 2024 STIP with shareholder interest by measuring the Company’s financial performance and the individual’s performance in support of the Company’s short- and long-term strategies. The components are noted on page
23.
The STIP metric components for 2024 are as follows:

2024 STIP Award Component ($ in millions)	Threshold Performance	Target Performance	Maximum Performance
Company Performance (Net Income) (1)	$115.1	$153.4	$176.5
Individual Rating	2.5	3.5	5.0
Payout as a Percentage of Target Award	50%	100%	200%
(1)All net income targets are net of the contributions of 2024 acquisitions and certain one-time and non-recurring charges and credits.
The Company achieved adjusted fiscal 2024 net income of $150.2 million (net of 2024 acquisitions and non-recurring charges and credits) which equated to 98% of the target Company performance. When combined with the individual performance rating for each NEO, the actual STIP award payouts for 2024 were as follows:

Name / Benefit	2024 Base Salary (1)	Target Award As % Of Base Salary (2)	Target STIP Award	Actual Award Amount As % Of Target Award	Actual 2024 STIP Award Payout
Andy L. Nemeth	$850,000	212%	$1,800,000	105%	$1,884,600
Jeffrey M. Rodino	575,000	174%	1,000,000	106%	1,063,500
Kip B. Ellis	525,000	171%	900,000	127%	1,144,350
Andrew C. Roeder (3)	500,000	125%	625,000	93%	579,375
Matthew S. Filer (4)	375,000	80%	300,000	112%	336,600
Hugo E. Gonzalez	470,000	187%	880,000	105%	921,360
(1)The 2024 Base Salary for each of the NEOs reflects the Base Salary in effect as of January 2024 with the exception of Mr. Roeder who joined the Company in March 2024.
(2)The target award as a percentage of base salary for the NEOs, with the exception of Mr. Roeder, was determined by the Compensation Committee and applied to the base salary in effect as of January 2024. The target award as a percentage of base salary was established for each NEO in 2024 in alignment with the Company’s “pay-for-differentiated-performance” philosophy, market competitive positions for earned payout, and further enhancement of the pay-at-
risk for each NEO.
(3)Mr. Roeder's target STIP award was prorated to reflect the period from his hire date of March 5, 2024 through December 31, 2024. His full year 2024 target
STIP award was $750,000.
(4)Mr. Filer’s actual 2024 STIP award payout excluded an additional $300,000 one-time bonus payment related to his service as Interim CFO from January 1,
2024 through March 4, 2024 and to his appointment as Chief Accounting Officer in May 2024.
While these targets were used in fiscal year 2024, the Compensation Committee reserves the right to modify, cancel, change or reallocate any components of this calculation or criteria at any time.
Each NEO’s individual performance rating takes into account four strategic performance objectives in assessing the personal performance of the NEOs named in the Summary Compensation Table for 2024. The four strategic objectives are specific for each NEO and are linked to the Company’s strategic plan and that year’s organizational strategic agenda and include, among others:
1.Improving the revenue and profitability of business units under the leadership and control of the NEO;
2.The introduction of new product lines and product line extensions to achieve target revenue growth levels and market share;
3.The ongoing evaluation of strategic opportunities related to our capital allocation strategy and the execution of those opportunities, as appropriate; and
4.Objectives linked to developing and managing talent consistent with the Company’s values and enhancing and developing the leadership capabilities of the Company’s future leaders.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

The NEOs, other than Mr. Nemeth, initially developed their own individual objectives for the plan year which were then reviewed and approved by the CEO. For the 2024 STIP award, Mr. Filer initially developed his own objectives for the plan year, based on his then-current role of Interim CFO. His objectives were reviewed and approved by Mr. Nemeth. Mr. Nemeth developed his objectives as CEO for the plan year which were reviewed and approved by the Board.
In assessing the NEOs’ individual performance, the Compensation Committee is provided with detailed quantitative and qualitative documentation substantiating individual performance against each individual objective.
The Compensation Committee looks to the CEO’s performance assessments of the other NEOs and his recommendations regarding a performance rating for each, as well as input from the non-management Board members. These recommendations may be adjusted by the Compensation Committee prior to finalization. The personal performance assessment of our CEO is determined by the Compensation Committee with input from members of the Board.
While the achievement of corporate objectives is quantified with an individual rating, each NEO’s relative contribution to those objectives is only one qualitative component against which the individual’s performance is assessed by the
Compensation Committee.
Long-Term Equity Incentive Plan
We believe long-term incentive compensation represents an important and appropriate motivational tool to achieve certain long-term Company goals and closely align the interests of our management team with those of our shareholders. Our executive officers participate in our Long-Term Incentive Plan or "LTIP" as a result of their ability to make a significant contribution to the Company’s financial performance, their level of responsibility, their ability to meet performance objectives and their leadership potential and execution.
In 2024, the Compensation Committee adopted a Board approved “pay-for-differentiated-performance” based Long-Term
Incentive Plan (“2024 LTIP”) for each of the NEOs. The 2024 LTIP utilizes a long-term incentive target award, which is established as a percentage of base compensation for each of the NEOs. The target award is comprised of a restricted share award (80% of which is Company performance-contingent and 20% of which is time-based).
In determining the number of shares comprising the 2024 LTIP award, the target value of the restricted share component is divided by the stock price per share as established by the Board for the particular plan year, reflecting the trading price range of the common stock preceding the grant date ($63.34 for the 2024 LTIP award), with the exception of Mr. Roeder's
2024 LTIP award. The number of shares comprising Mr. Roeder's 2024 LTIP award reflected the stock price on the date of grant ($78.88 for his 2024 LTIP award), which was the closing stock price on March 5, 2024. The awarded target shares vest over a three-year period as follows:
•Time-based shares cliff vest at the conclusion of the three-year service period from the grant date.
•Performance-contingent shares are earned based on the achievement of the three-year cumulative Company EBITDA performance (2024 to 2026) against a target from 0% up to a maximum payout of 200% of target.
The 2024 LTIP further reflects the Company’s “pay-for-differentiated-performance” philosophy through its upside potential for performance in excess of target levels.
For 2024, the target as a percentage of base compensation was increased from the 2023 LTIP for all NEOs in alignment with the Company’s “pay-for-differentiated-performance” philosophy, anticipated conditions in the Company’s end markets, market competitive positions for earned payout, and the increased component of the pay-at-risk compensation for each
NEO.
The table below shows a sample calculation of 2024 LTIP award components:

Base Salary	Target Award As A % Of Base Salary	Target Award 2,250 Restricted Shares @ $63.34 Per Share)	Restricted Shares Target Award: Performance-Contingent (80%) (Shares @ $63.34 Per Share)	Restricted Shares Target Award: Time-Based (20%) (Shares @ $63.34 Per Share)
$475,000	30%	$142,500	1,800	450
The 2024 LTIP award is divided into (i) restricted shares with time-based vesting (“Time-Based Shares”) and (ii) restricted shares with performance-based vesting (“Performance-Contingent Shares”). The Compensation Committee believes that the use of Time-Based Shares and Performance-Contingent Shares aligns the NEO's focus with the Company’s long-term financial performance objectives and provides that a significant retention value of the granted equity is maintained for each
NEO.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

The threshold, target, stretch and maximum performance metrics for the 2024 LTIP are outlined below:

Plan Component	Threshold EBITDA Performance (1) Payout As % Of Target	Target EBITDA Performance (1) Payout As % Of Target	Stretch EBITDA Performance (1) Payout As % Of Target	Maximum EBITDA Performance (1) Payout As % Of Target
Time-Based Shares	100%	100%	100%	100%
Performance- Contingent Shares	50%	100%	150%	200%
(1)The Company EBITDA performance is measured as the cumulative EBITDA achieved in 2024, 2025 and 2026.
The target 2024 LTIP award components for the NEOs, with the exception of Mr. Roeder, as approved by the Board in
January 2024, were as follows:

Name	Total Target Award As % Of Base Salary	Total Target Award ($)	Total Target Award (Shares)	Target Time-Based Share Award (Shares)	Target Performance- Contingent Share Award (Shares)
Andy L. Nemeth	400%	$3,400,000	53,685	10,737	42,948
Jeffrey M. Rodino	257%	1,475,000	23,290	4,658	18,632
Kip B. Ellis	243%	1,275,000	20,132	4,026	16,106
Andrew C. Roeder (1)	150%	750,000	7,925	1,586	6,339
Matthew S. Filer	70%	261,250	4,125	825	3,300
Hugo E. Gonzalez	191%	900,000	14,212	2,843	11,369
(1) Mr. Roeder's total target award figure represents his full year target award. The target Time-Based Share award for Mr. Roeder excludes an additional one-
time grant of 22,500 restricted common shares, which will vest in 7,500 share increments on March 5, 2025, 2026 and 2027, subject to his continued
employment.
Individual NEO threshold, target, stretch and maximum payouts in shares for each long-term incentive component of the
2024 LTIP are outlined below:

Name	Threshold EBITDA Performance Component Award (Shares)	Target EBITDA Performance Component Award (Shares)	Stretch EBITDA Performance Component Award (Shares)	Maximum EBITDA Performance Component Award (Shares)
Time-Based Shares (1) (2)
Andy L. Nemeth	10,737	10,737	10,737	10,737
Jeffrey M. Rodino	4,658	4,658	4,658	4,658
Kip B. Ellis	4,026	4,026	4,026	4,026
Andrew C. Roeder (3)	1,586	1,586	1,586	1,586
Matthew S. Filer	825	825	825	825
Hugo E. Gonzalez	2,843	2,843	2,843	2,843
Performance-Contingent Shares (1)
Andy L. Nemeth	21,474	42,948	64,422	85,896
Jeffrey M. Rodino	9,316	18,632	27,948	37,264
Kip B. Ellis	8,053	16,106	24,159	32,212
Andrew C. Roeder	3,170	6,339	9,509	12,678
Matthew S. Filer	1,650	3,300	4,950	6,600
Hugo E. Gonzalez	5,685	11,369	17,054	22,738
(1)Represents the number of
shares for the threshold,
target, stretch and maximum
payouts for the Time-Based
Shares and Performance-
Contingent Shares for the
2024 LTIP award.
(2)The Time-Based Shares cliff
vest at the conclusion of the
required three-year service
period.
(3)Mr. Roeder's Time-Based
Shares exclude an additional
one-time grant of 22,500
restricted common shares,
which will vest pro-rata on
March 5 of each of the three
years following the grant
date, subject to his
continued employment.
The Company records the estimated compensation expense over the life of the LTIP performance period in alignment with the Company's LTIP target payout (100%) and adjusts its estimates on a periodic basis, if needed. The NEOs have voting rights with respect to all of the shares as of the date of grant and the shares will be returned to the Company in the event that performance targets or time-based vesting requirements are not achieved. The actual payout under the 2024 LTIP for all the NEOs will be determined at the conclusion of the three-year performance period ending on December 31, 2026 (the third year in the cumulative EBITDA performance measurement period) and payment of the award will be settled in stock.
Dividends on unvested shares are held in escrow by the Company and are paid in cash when the shares become fully

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

vested. See “Potential Payments Upon Termination or Upon a Change of Control” for a discussion of amounts payable to each of the NEOs upon termination or a change in control.
Stock Ownership Requirement
The NEOs and other executive officers are required to maintain a predefined multiple of base salary in the form of ownership of the Company’s common stock based on the Board-established target price for a particular plan year to be achieved over a period of three years. The Company does not have a specific holding/retention period for stock options and stock appreciation rights (“SARS”) exercised or for the vesting of stock-based grants. For each of the NEOs employed by the
Company as of December 31, 2024, their respective total common stock ownership for the year ended December 31, 2024 exceeded the stock ownership requirement. The following table sets forth information about the required share value of the common stock to be owned by each NEO for the year ended December 31, 2024:

Name	2024 Base Salary	2024 Multiple of Base Salary	Required Total Share Value (1)
Andy L. Nemeth	$850,000	4X	$3,400,000
Jeffrey M. Rodino	575,000	2X	1,150,000
Kip B. Ellis	525,000	2X	1,050,000
Andrew C. Roeder	500,000	2X	1,000,000
Matthew S. Filer	375,000	2X	750,000
Hugo E. Gonzalez	470,000	2X	940,000
(1)Inclusive of the fair value of
stock options, SARS, restricted
stock and restricted stock units
awarded by the Company and
shares purchased by the NEO
in the open market. Total share
value is calculated based on the
NASDAQ Stock Market closing
price on December 31, 2024.
Hedging
The Company does not have a policy that prevents employees (including officers) or directors from engaging in hedging transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, and such transactions are generally permitted.
Executive Compensation Considerations
Executive Retirement Plan
As part of a long-term compensation program established
prior to 2007, the Company maintains a non-qualified
executive retirement plan (the “Executive Retirement Plan”)
for Mr. Nemeth. According to the provisions of the Executive
Retirement Plan, Mr. Nemeth is entitled to receive annually
40% of his highest annual base wages earned in the last
three years prior to retirement or termination from the
Company paid over 10 years in 260 consecutive bi-weekly
payments. No new employees have been invited to
participate in the Executive Retirement Plan since January
1, 2007.
Perquisites
The Company believes in a performance-based
compensation and benefits package and, therefore,
provides few perquisites to our NEOs. The Company
provides a car allowance to our NEOs, other executives,
corporate managers and general managers, all of which are
included as taxable income.
Benefit Plans
The Company does not maintain separate benefit plans for
our NEOs. They participate in the same health and welfare
plans as all of our other general employees with the same
deductibles and co-pays. The NEOs also participate in the
same 401(k) retirement program as all of the other general
employees.
Insider Trading Policy
The Company has an insider trading policy whereby the mandatory trading blackout period begins 14 calendar days prior to the close of trading on the stock market on the last trading day of the Company's quarterly reporting period and ends after the first full trading day following the public release of the financial information for that reporting period. During this period,
Section 16 insiders and certain management and other employees who have access to “inside” information are precluded from trading in the public market any types of Company stock or other securities. Additionally, the Company precludes any
Section 16 insider, as defined by the SEC, director, officer or employee from trading in the public market, or any other market, based on information that is not made available to the general public.
The Company has no formal policy regarding the timing of awards of stock options and stock appreciation rights in relation to the disclosure of material nonpublic information and the Board and Compensation Committee make no determinations as

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

to the timing of such awards in relation to the disclosure of material nonpublic information.  The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Tax Considerations
The Tax Cuts and Jobs Act enacted on December 22, 2017 modified IRC Section 162(m) to, among other things, limit the federal tax deduction for annual individual compensation paid to $1 million for NEOs beginning with the 2018 tax year.
Previously, compensation paid in excess of $1 million could be deducted if it was performance-based. The Tax Cuts and
Jobs Act includes a transition relief rule in which these changes do not apply to compensation payable pursuant to a written binding contract in effect on November 2, 2017, and is not materially modified after that date.
Compensation Committee
The foregoing report of the
Compensation Committee does
not constitute soliciting material
and shall not be deemed
incorporated by reference by any
general statement incorporating
by reference the Proxy Statement
into any filing by the Company
under the Securities Act of 1933
or the Securities Exchange Act of
1934, except to the extent that the
Company specifically
incorporates this information by
reference, and shall not otherwise
be deemed filed under such acts.
Compensation
Committee
Report
The Compensation Committee of the Company has reviewed
and discussed the Compensation Discussion and Analysis
required by Item 402(b) of Regulation S-K with management
and, based on such review and discussions, the
Compensation Committee recommended to the Board that
the Compensation Discussion and Analysis be included in
this Proxy Statement.
The Compensation Committee
Denis G. Suggs (Chairman)
John A. Forbes
Michael A. Kitson
Derrick B. Mayes
Compensation Committee
ReportReport

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Summary Compensation
Table
The following Summary Compensation Table sets forth information about the compensation paid to our NEOs for the years ended December 31, 2024, 2023 and 2022. There were no stock options or SARS awarded to our NEOs for the years ended December 31, 2024, 2023 and 2022.

Name And Principal Position	Year	Salary (1)	Bonus (2)	Stock Awards (3)	Option Awards (4)	Non-Equity Incentive Plan Compensation (5)	Change In Pension Value And Non-Qualified Deferred Compensation Earnings (6)	All Other Compensation (7)	Total
Andy L. Nemeth Chief Executive Officer	2024	$850,000	$-	$3,564,636	$-	$1,884,600	$72,338	$28,800	$6,400,374
	2023	817,308	-	4,200,020	-	1,632,600	69,223	29,400	6,748,551
	2022	832,692	-	3,516,100	-	3,374,820	58,449	28,400	7,810,461
Jeffrey M. Rodino President, RV (8)	2024	566,154	-	1,546,426	-	1,063,500	-	13,415	3,189,495
	2023	546,250	-	1,785,000	-	931,900	-	25,800	3,288,950
	2022	611,442	-	1,494,376	-	1,850,000	-	24,800	3,980,618
Kip B. Ellis President, Powersports, Technology, and Housing (9)	2024	525,000	-	1,336,742	-	1,144,350	-	26,400	3,032,492
	2023	504,808	-	1,540,064	-	793,890	-	25,800	2,864,562
	2022	516,346	-	1,289,264	-	1,710,090	-	24,800	3,540,500
Andrew C. Roeder Executive Vice President - Finance, Chief Financial Officer and Treasurer (10)	2024	392,308	-	2,399,682	-	579,375	-	10,000	3,381,365
Matthew S. Filer Executive Vice President of Finance, Treasurer and Former Interim Chief Financial Officer (11)	2024	372,115	300,000	273,905	-	336,600	-	14,177	1,296,797
	2023	336,539	300,000	238,000	-	260,800	-	64,985	1,200,324
Hugo E. Gonzalez Executive Vice President - Operations and Chief Operating Officer (12)	2024	456,154	-	943,584	-	921,360	-	25,300	2,346,398
(1)For information on base salaries, see “Base Salary”.
(2)The NEOs did not receive any payments that would be characterized as “Bonus” Payments for the fiscal years ended December 31, 2022, 2023 and 2024, with the exception of Mr. Filer who received a discretionary bonus payment related to his service as Interim CFO in 2023 and 2024, and for his appointment to Chief Accounting Officer in 2024.
(3)Amounts shown do not reflect compensation actually received. Such amounts reflect the aggregate fair value of stock awards granted during the year which is generally the total amount that the Company expects, as of the grant date, to expense in its financial statements over the awards vesting schedule in accordance with ASC 718. See Note 16 to the Consolidated Financial Statements in our 2024 Annual Report on Form 10-K for the assumptions used in determining the fair value of equity awards. See “Long-Term Equity Incentive Plan” for additional information.
(4)There were no stock option awards granted for the fiscal years ended December 31, 2022, 2023 and 2024.
(5)Amounts shown represent the short-term incentive awards earned each year by each of the NEOs and approved by the Compensation Committee, based on the achievement by the Company of established financial targets and the individual performance targets for the NEO for such year. See “Non-Equity
Incentive Plan Awards” for additional information.
(6)Amounts shown do not reflect compensation actually received. Such amounts reflect the aggregate change in the present value of the NEO’s accumulated benefit under the Executive Retirement Plan. In computing these amounts, the Company uses various assumptions including remaining years of service, estimated discount rates and present value calculations.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

(7)The amounts included in “All Other Compensation” are detailed in the following table:

Name And Principal Position	Year	401(k) Matching Contribution	Other (A)	Total All Other Compensation
Andy L. Nemeth	2024	$13,800	$15,000	$28,800
	2023	13,200	16,200	29,400
	2022	12,200	16,200	28,400
Jeffrey M. Rodino	2024	1,415	12,000	13,415
	2023	13,200	12,600	25,800
	2022	12,200	12,600	24,800
Kip B. Ellis	2024	13,800	12,600	26,400
	2023	13,200	12,600	25,800
	2022	12,200	12,600	24,800
Andrew C. Roeder	2024	10,000	—	10,000
Matthew S. Filer (B)	2024	4,577	9,600	14,177
	2023	5,385	59,600	64,985
Hugo E. Gonzalez	2024	13,800	11,500	25,300
(A)Amounts shown reflect an automobile allowance, the Company contribution to individual Health Savings Accounts, and health club reimbursement pursuant to the Company’s general health and welfare program. For 2022, 2023 and 2024, cash dividends paid on the Time-Based and Performance-Contingent
Share awards that were granted in January 2019, January 2020 and January 2021, and which fully vested in January 2022, January 2023 and January 2024, respectively, were not required to be included in other compensation as the value of the original awards reflected the assumed effective dividend rate in the award’s initial grant date fair value calculation.
(B)Other amount in 2023 for Mr. Filer also includes a one-time cash payment related to relocation expenses upon his joining the Company in November 2022.
(8)Mr. Rodino was named President, RV in January 2024 and was President of the Company from July 2021 to January 2024.
(9)Mr. Ellis was named President, Powersports, Technology, and Housing in January 2024 and was Executive Vice President of Operations and Chief Operating
Officer of the Company from September 2016 to January 2024.
(10) Mr. Roeder was appointed Executive Vice President-Finance, Chief Financial Officer and Treasurer of the Company on March 5, 2024.
(11) Mr. Filer assumed the position of Interim CFO on May 15, 2023, a position he held through March 4, 2024, at which time he returned to his previous role as
Senior Vice President of Finance. In May 2024, he was elected Chief Accounting Officer.
(12) Mr. Gonzalez was appointed Executive Vice President-Operations in January 2024 and was elected as Chief Operating Officer in May 2024.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Grants of Plan-Based Awards
During Fiscal Year 2024
The table below sets forth information on grants of plan-based awards to the NEOs in 2024, including estimated payouts under non-equity incentive plan awards as set forth under “Non-Equity Incentive Plan Awards”, estimated payouts under equity incentive plan awards as set forth under “Long-Term Equity Incentive Plan”, and stock awards and all other option awards as set forth in the “Summary Compensation Table”. The Company’s policy is generally to grant equity awards effective on the date the Compensation Committee approves such awards.

		Estimated Future Payouts Under Non- Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)				All Other Stock Awards: # Of Shares Of Stock Or Units (3)	Closing Market Price On Grant Date Per Share (4)	Grant Date Fair Value Of Stock Awards/ SARs (5)
Name	Grant Date	Threshold	Target	Maximum	Threshold	Target	Stretch	Maximum

Andy L. Nemeth	1/24/2024	$900,000	$1,800,000	$3,600,000	21,474	42,948	64,422	85,896	10,737	$66.40	$3,564,636
Jeffrey M. Rodino	1/24/2024	500,000	1,000,000	2,000,000	9,316	18,632	27,948	37,264	4,658	66.40	1,546,426
Kip B. Ellis	1/24/2024	450,000	900,000	1,800,000	8,053	16,106	24,159	32,212	4,026	66.40	1,336,742
Andrew C. Roeder	3/05/2024	375,000	750,000	1,500,000	3,170	6,339	9,509	12,678	24,086	78.88	2,399,682
Matthew S. Filer (6)	1/24/2024	150,000	300,000	600,000	1,650	3,300	4,950	6,600	825	66.40	273,905
Hugo E. Gonzalez	1/24/2024	440,000	880,000	1,760,000	5,685	11,369	17,054	22,738	2,843	66.40	943,584
(1)The related performance targets and results for fiscal 2024 are described in detail under “Non-Equity Incentive Plan Awards”. For the actual non-equity incentive awards for performance in 2024, see the “Summary Compensation Table”.
(2)Represents number of shares of stock. Restricted shares granted in fiscal 2024 under the 2024 LTIP that are Performance-Contingent Shares will vest based on actual EBITDA achieved as compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period ending on
December 31, 2026. See detail under “Long-Term Equity Incentive Plan”.
(3)These shares represent the Time-Based Share awards granted in fiscal 2024 that vest on the third anniversary of the grant date. See detail under “Long-
Term Equity Incentive Plan”. For Mr. Roeder, his total shares include an additional one-time grant of 22,500 restricted common shares, which will vest pro-
rata on March 5 of each of the three years following the grant date.
(4)Represents the closing price of the Company’s stock on the NASDAQ Stock Market on the grant date for the share awards.
(5)Represents the fair value of share awards as of the grant date computed in accordance with ASC 718. The compensation expense related to these awards was adjusted in the Company’s financial statements in accordance with ASC 718 in the period of forfeiture.
(6)The target non-equity incentive plan award for Mr. Filer and his actual 2024 STIP award payout excluded an additional $300,000 one-time bonus payment made in recognition of his service to the Company as Interim CFO and his appointment to Chief Accounting Officer.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Outstanding Equity Awards
as of December 31, 2024
The following table summarizes the outstanding stock awards held by the NEOs as of December 31, 2024.
Stock Awards

Name	Grant Date	Number Of Shares Or Units Of Stock That Have Not Vested (1)	Market Value Of Unearned Shares Or Units Of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number Of Shares Or Units That Have Not Vested (3)	Equity Incentive Plan Awards: Market Or Payout Value Of Unearned Shares Or Units That Have Not Vested (2)
Andy L. Nemeth	1/24/2024	10,737	$892,030	42,948	$3,568,120
	1/25/2023	13,236	1,099,647	79,412	6,597,549
	1/26/2022	11,688	971,039	46,755	3,884,405
Jeffrey M. Rodino	1/24/2024	4,658	386,987	18,632	1,547,947
	1/25/2023	5,625	467,325	33,750	2,803,950
	1/26/2022	4,968	412,741	19,871	1,650,883
Kip B. Ellis	1/24/2024	4,026	334,480	16,106	1,338,086
	1/25/2023	4,853	403,187	29,120	2,419,290
	1/26/2022	4,286	356,081	17,144	1,424,324
Andrew C. Roeder	3/05/2024	24,086	2,001,065	6,339	526,644
Matthew S. Filer	1/24/2024	825	68,541	3,300	274,164
	1/25/2023	1,050	87,234	4,200	348,936
Hugo E. Gonzalez	1/24/2024	2,843	236,196	11,369	944,537
	1/25/2023	1,500	124,620	6,000	498,480
	1/26/2022	1,200	99,696	4,800	398,784
(1)Restricted share grants related to Time-Based Share awards fully vest on January 24, 2027, January 25, 2026 and January 26, 2025. Unvested restricted share awards are subject to forfeiture under certain circumstances if the NEO’s employment with the Company is terminated before such shares vest.
(2)Based on a market price of $83.08 per share which was the NASDAQ Stock Market closing price on December 31, 2024.
(3)Restricted share grants in 2024 for all NEOs related to Performance-Contingent Shares at established Company performance targets will vest based on actual EBITDA achieved as compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period. Restricted share grants in 2023 for Messrs. Nemeth, Rodino and Ellis related to Performance-Contingent Shares at stretch Company performance will vest based on actual
EBITDA achieved as compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period. For Messrs. Filer and
Gonzalez, restricted share grants in 2023 related to Performance-Contingent Shares at target Company performance will vest based on actual EBITDA achieved as compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period. Unvested restricted share awards are subject to forfeiture under certain circumstances if the NEO’s employment with the Company is terminated before the shares vest. Except for Mr.
Gonzalez, restricted share grants related to Performance-Contingent Shares at stretch (or 150% of target payout), which were approved by the Board on
January 26, 2022, were adjusted downward to 100% of target payout as of December 31, 2024 to reflect the actual expected payout at the January 28, 2025 vesting date. The related compensation expense associated with the change in payout percentage for these awards was adjusted in the Company’s financial statements in accordance with ASC 718.
There were no options or SARs granted to the NEOs in 2022, 2023 and 2024. There were no options and SARs outstanding as of December 31, 2024 as Messrs. Rodino and Ellis exercised their respective outstanding options and SARS as of
December 31, 2023 in 2024. See "Stock Options and Stock Appreciation Rights Exercises and Stock Vested in Fiscal 2024"
for details.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Equity Compensation Plan
Information

Name	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options (1)	Weighted Average Exercise Price Of Outstanding Options	Number Of Securities Remaining For Future Issuance Under Equity Compensation Plans (2)
Equity Compensation Plans Approved by Security Holders	28,129	$27.55	2,039,677
Equity Compensation Plans not Approved by Security Holders	-	N/A	-
Total	28,129	$27.55	2,039,677
(1)The number of securities represented is the gross amount of shares to be issued upon exercise of outstanding options as of December 31, 2024.
(2)Represents the number of net shares available for future awards under the 2009 Omnibus Incentive Plan as of December 31, 2024, and excludes the number of securities to be issued upon exercise of outstanding options.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Stock Options And Stock
Appreciation Rights Exercises
And Stock Vested In Fiscal 2024
The table below sets forth information about the value realized by the NEOs on vesting of stock awards and the exercise of stock options and SARS in 2024.

Name	Stock Awards (1)(2)		Option/SARs Awards (3)(4)
	Number Of Shares Acquired On Vesting	Value Realized on Vesting	Number Of Shares Acquired On Exercise	Value Realized On Exercise
Andy L. Nemeth	108,000	$6,851,120	-	$-
Jeffrey M. Rodino	46,286	2,936,182	113,121	6,291,672
Kip B. Ellis	38,573	2,446,896	27,000	1,281,060
Andrew C. Roeder	-	-	-	-
Matthew S. Filer	-	-	-	-
Hugo E. Gonzalez	7,425	471,014	7,313	429,634
(1)For Messrs. Nemeth, Rodino, Ellis and Gonzalez, the table below includes the number of Time-Based Shares awarded on January 21, 2021, which vested on January 21, 2024, using the NASDAQ Stock Market closing price of $65.49 per share multiplied by the total number of shares acquired on vesting.

	Nemeth	Rodino	Ellis	Roeder	Filer	Gonzalez
Number of Shares (1)	12,000	5,144	4,286	-	-	825
Value	$785,840	$336,831	$280,643	-	-	$54,026
(2)For Messrs. Nemeth, Rodino, Ellis and Gonzalez, the table below includes the number of Performance-Contingent Shares awarded on January 21, 2021, which vested at 200% of target on January 17, 2024 (the date the performance conditions were met), using the NASDAQ Stock Market closing price of
$63.18 per share multiplied by the total number of shares acquired on vesting.

	Nemeth	Rodino	Ellis	Roeder	Filer	Gonzalez
Number of Shares (2)	96,000	41,142	34,287	-	-	6,600
Value	$6,065,280	$2,599,351	$2,166,253	-	-	$416,988
(3)The number of shares acquired on exercise in 2024 for Messrs. Rodino, Ellis and Gonzalez are related to stock options granted on May 14, 2020 which became 100% vested on May 14, 2023. The value realized on exercise was based on the difference between the market price per share of the common stock on the date of exercise and the option exercise price.

	Nemeth	Rodino	Ellis	Roeder	Filer	Gonzalez
Number of Shares (3)	-	90,000	27,000	-	-	7,313
Value	-	$5,648,600	$1,281,060	-	-	$429,634
(4)The gross number of shares acquired on exercise in 2024 of SARs for Mr. Rodino was 23,121 (or 4,938 net shares) and a value realized on exercise of
$643,072. The determination of the net number of shares acquired and the related value realized on exercise was based on the difference between the market price per share of the common stock on the date of exercise and the exercise price of the SARs and includes a reduction for the purpose of satisfying the minimum tax withholding obligations of Mr. Rodino upon the exercise of the SARs related to the third and fourth tranches of the SARs awarded to Mr.
Rodino in 2017.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Executive Retirement Plan
The following table sets forth information about the participation of the NEOs in the Executive
Retirement Plan and is set forth in the "Summary Compensation Table" under the caption
"Change in Pension Value and Non-Qualified Deferred Compensation Earnings":
Messrs. Rodino, Ellis, Roeder, Filer,
and Gonzalez did not participate in the
Executive Retirement Plan as no new
employees have been invited to
participate in the plan since January 1,
2007. In addition, there were no
contributions made to the non-qualified
deferred compensation plan in 2024.
See "Executive Compensation
Considerations" summary descriptions
on page 31.
(1)Represents the interest for the current fiscal year of
an annuity to be paid at retirement pursuant to the
terms of the Executive Retirement Plan Agreement.
(2)Represents the present value of the annuity as of
December 31, 2024. The aggregate balance as of
January 1, 2024 was $471,876.
(3)According to the provisions of the Executive
Retirement Plan, payments of the annuity for Mr.
Nemeth may commence prior to his fully eligible
retirement age of 65 years old over a ten-year
vesting period, subject to acceleration due to death
or disability.

Name	Executive Contribution In Last FY($)	Registrant Contribution In Last FY	Aggregate Earnings In Last FY (1)($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance As Of Last FYE (2)
Andy L. Nemeth (3)	-	-	$72,338	-	$544,214
Jeffrey M. Rodino	-	-	-	-	-
Kip B. Ellis	-	-	-	-	-
Andrew C. Roeder	-	-	-	-	-
Matthew S. Filer	-	-	-	-	-
Hugo E. Gonzalez	-	-	-	-	-

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Potential Payments Upon
Termination or Upon a
Change of Control
Executive Employment Agreements
The Company has entered into Employment Agreements (the “Agreements”) with Messrs. Nemeth, Rodino,
Ellis, Roeder and Gonzalez, pursuant to which they agreed to serve as executive officers of the Company. The
Agreements contain a non-compete clause and certain other stipulations and provide for a severance package that includes 12 months base salary. Under the Agreements, voluntary termination by the NEO or termination by the Company for cause will not result in any obligation of the Company to make payments. Upon termination by the Company without cause (as defined in the Agreement), each NEO would be entitled to: (i) one year of base salary; and (ii) annual non-equity incentive compensation that the NEO would have been entitled to receive at the end of the fiscal year. In addition, if the NEO’s employment is terminated prior to the end of the fiscal year due to death or disability or without cause, any non-equity incentive compensation due to the NEO is to be pro-rated as of the effective date of the termination. The base salary portion would be paid out in equal bi-
weekly payments on the regular payroll cycle, and the non-equity incentive compensation would be calculated and paid in accordance with the terms of the applicable plan on a pro-rata basis from the date of termination.
Upon termination due to death or disability, the NEO would only receive base salary through the end of the month in which the disability or death occurred. In addition, each of the NEOs has agreed to comply with certain restrictive covenants, including an agreement not to compete with the Company for the two-year period following termination of employment, all of which remain subject to certain exceptions.
We believe that the Company should provide reasonable severance benefits to our NEOs and other general employees that are fair and commensurate with their job duties, functions, and responsibilities. We believe it is in the best interest of the Company to obtain a release from employees whose employment is terminated as well as a restrictive covenant agreement from certain employees in the form of an employment agreement.
Executive Equity Compensation Agreement
In addition to reasonable severance benefits outlined under the employment agreements discussed above, the Company has entered into certain long-term equity compensation agreements with its executive officers, of which the awards under those agreements (in the form of restricted stock grants, stock options and SARS) are eligible for accelerated vesting under certain circumstances.
Restricted Share Awards
With respect to the Time-Based Share awards granted under the 2009 Omnibus Incentive Plan, in the event of a termination of employment by the Company without cause, upon a change of control or termination due to death or disability, all unvested Time-Based Share awards would become fully vested.
With respect to the Performance-Contingent Share awards granted under the 2009 Omnibus Incentive Plan, in the event of a termination of employment by the Company without cause or a termination due to death or disability before the performance period ending date, the number of Performance-Contingent Shares shall continue to vest subject to the achievement of certain pre-established performance criteria for such awards with the performance period ending with the date as stated in the applicable award agreement. In the event of a change of control, all unvested Performance-
Contingent Shares would become fully vested as of the effective date of the change of control event and based upon the assumption that the Company would have achieved the target amount of EBITDA for the performance period.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Stock Options and SARs
With respect to stock options and SARS granted under the 2009 Omnibus Incentive Plan, in the event the NEO ceases to be an employee of the Company, no further vesting will occur from and after the date of termination except in the event of a termination of employment by the Company without cause, in which case both stock options and SARS would become fully vested and exercisable as to any shares that have not otherwise vested as of the effective date of employment termination.
Based on the employment and compensation arrangements in effect as of December 31, 2024 and assuming a hypothetical termination date of December 31, 2024, including the price of the Company’s common stock on that date, the table on page 42 identifies the benefits each NEO would receive upon (i) a termination without cause, (ii) a change of control, or (iii) a termination due to death or disability.
Chief Financial Officer Employment Agreement (Andrew C. Roeder)
Mr. Roeder’s Employment Agreement dated as of March 5, 2024 (the “CFO Agreement”), provides that Mr. Roeder serve as Chief Financial Officer of the Company and that his employment term will continue unless terminated by either party in accordance with the CFO Agreement. Pursuant to the CFO Agreement, Mr. Roeder is entitled to: (i) an annual base salary, (ii) participate in the Company’s employee benefit plans as they are generally available to the Company’s employees, (iii) participate in the Company’s STIP, and (iv) participate in the Company’s LTIP. The CFO Agreement also provides that Mr. Roeder is entitled to certain severance benefits in the event that his employment is terminated (a) due to his death or disability, or (b) by the Company without cause, or (c) by himself for good reason (as such terms are defined in the CFO Agreement).

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Name/Benefit	Termination Without Cause	Change Of Control	Termination Due To Death Or Disability
Andy L. Nemeth (4)
Base Salary	$850,000	$850,000	-
Acceleration of Long-Term Incentives (1)	17,012,790	17,012,790	$17,012,790
Annual Non-Equity Incentive Bonus (2)	1,884,600	1,884,600	1,884,600
Total Benefits	$19,747,390	$19,747,390	$18,897,390
Jeffrey M. Rodino
Base Salary	$575,000	$575,000	-
Acceleration of Long-Term Incentives (1)	7,269,833	7,269,833	$7,269,833
Annual Non-Equity Incentive Bonus (2)	1,063,500	1,063,500	1,063,500
Total Benefits	$8,908,333	$8,908,333	$8,333,333
Kip B. Ellis
Base Salary	$525,000	$525,000	-
Acceleration of Long-Term Incentives (1)	6,275,448	6,275,448	$6,275,448
Annual Non-Equity Incentive Bonus (2)	1,144,350	1,144,350	1,144,350
Total Benefits	$7,944,798	$7,944,798	$7,419,798
Andrew C. Roeder
Base Salary	$500,000	$500,000	-
Acceleration of Long-Term Incentives (1)	2,527,709	$2,527,709	$2,527,709
Annual Non-Equity Incentive Bonus (2)	579,375	$579,375	579,375
Total Benefits	$3,607,084	$3,607,084	$3,107,084
Matthew S. Filer (3)	-	-	-
Hugo E. Gonzalez
Base Salary	$470,000	$470,000	-
Acceleration of Long-Term Incentives (1)	2,302,313	$2,302,313	$2,302,313
Annual Non-Equity Incentive Bonus (2)	921,360	$921,360	921,360
Total Benefits	$3,693,673	$3,693,673	$3,223,673
(1)Represents the market value of both unearned Time-Based Shares and Performance-Contingent Shares that have not vested based on a market price of
$83.08 per share, which was the NASDAQ Stock Market closing price on December 31, 2024. Termination without cause or due to death or disability includes the right for the Performance-Contingent Shares to continue to vest after termination subject to meeting certain pre-established performance criteria for such awards. Amounts in the table assume the Company's achievement of the target performance metrics for the 2024 performance awards, the stretch performance metric for the 2023 awards (except for Mr. Gonzalez), and the projected actual target performance metric measured as of December 31, 2024 for the 2022 awards. For Mr. Gonzalez, the amount in the table assumes the Company's achievement of the target performance metric for the 2023 performance award. Upon a change of control, the Performance-Contingent Shares fully vest as of the effective date of the change of control event.
(2)Represents the short-term non-equity incentive award earned in 2024 and approved by the Compensation Committee, based on the achievement of predetermined Company performance targets for 2024. See “Summary Compensation Table.”
(3)Mr. Filer does not have an employment agreement with the Company.
(4)Non-qualified balances are not included in the above table for Mr. Nemeth. See "Executive Retirement Plan" for additional information.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

CEO Pay Ratio
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and SEC rules, the Company is providing information about the relationship of the annual total compensation of its employees to the annual total compensation of the
CEO during 2024. The total annual compensation of our median employee based on total annual compensation (other than our CEO) was $47,141. The annual total compensation of the CEO was $6,400,374. Based on this information, the ratio of the total compensation of the CEO for fiscal 2024 to the median employee’s total annual compensation is 136 to 1.
This pay ratio is a reasonable estimate calculated in good faith, in a manner consistent with Item 402(u) of Regulation S-K, based on the Company’s payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratios reported by other companies may not be comparable to the pay ratio set forth above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
To identify the median of the annual total compensation of all employees, as well as to determine the annual total compensation of the “median employee,” the methodology and the material assumptions, adjustments and estimates used were as follows:
1.The median employee was identified using active employee information as of December 31, 2024.
2.Fiscal 2024 earnings (gross pay) of cash compensation were used as the consistently applied compensation measure to identify the median employee within the employee population. Cash compensation is the most prevalent measure of pay across the organization. Using this methodology, the median employee’s compensation was $47,141 and determined to be applicable to a full-time, hourly, United States-based employee.
3.The total compensation of the CEO for fiscal 2024 was $6,400,374, which is the total of the compensation components reflected in the Summary Compensation Table.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Pay Versus Performance
The following table sets forth a comparison of Pay Versus Performance (“PVP”) related to compensation reflected in the Summary
Compensation Table to compensation actually paid to our Principal Executive Officer (“PEO”) and other NEOs as well as information on our Company performance.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (5)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (5)	Value of Initial Fixed $100 Investment Based on:		Company Net Income ($ in millions)	Company EBITDA (4) ($ in millions)
					Company Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)
2024	$6,400,374	$8,127,190	$2,649,309	$3,094,730	$262	$114	$138	$425
2023	6,748,551	15,496,536	2,138,092	3,039,172	207	146	143	405
2022	7,810,461	4,230,620	3,416,649	1,780,081	122	112	328	627
2021	8,023,798	12,877,899	3,789,459	6,581,026	159	145	225	457
2020	7,469,365	11,918,983	2,624,006	3,835,865	133	116	97	247
(1)Mr. Nemeth served as our PEO for each year.
(2)The Company’s Non-PEO NEOs for the years ended December 31, 2024, 2023, 2022, 2021 and 2020 were as follows:
•2024 - Messrs. Rodino, Ellis, Roeder, Filer and Gonzalez
•2023 - Messrs. Rodino, Ellis, Filer, Jacob A. Petkovich and Joel D. Duthie
•2022 and 2021 – Messrs. Cleveland, Rodino, Ellis and Petkovich
•2020 - Messrs. Cleveland, Rodino, Ellis, Petkovich, John A. Forbes and Joshua A. Boone
Mr. Petkovich joined the Company as CFO in November 2020 and resigned from the Company in May 2023. Mr. Filer joined the Company as Senior Vice President of Finance in November 2022 and served as Interim CFO from May 2023 through March 4, 2024, at which time he returned to his previous role as Senior Vice
President of Finance and was appointed Chief Accounting Officer in May 2024. Mr. Cleveland served as Executive Chairman during the period from 2020 through
2022 and served as our PEO through December 31, 2019. Equity awards granted to Mr. Cleveland while he served as PEO continued to vest during the period from
2020 through 2022. Mr. Boone resigned as CFO of the Company in June 2020. Mr. Forbes, an independent member of our Board, served as interim CFO from June
2020 until November 2020. The compensation for Mr. Forbes reflected in this table relates to the salary, bonus and equity grant Mr. Forbes received while serving as interim CFO. The table does not include any compensation Mr. Forbes received related to his service as a member of the Board of Directors.
(3)Company Total Shareholder Return (“TSR”) reflects $100 invested as of market close on December 31, 2019, the final trading day of fiscal 2019. Peer Group TSR reflects a customized peer group of companies, which includes Brunswick Corporation, Cavco Industries, Inc., LCI Industries, Malibu Boats, Inc., Polaris, Inc., Thor
Industries, Inc., Winnebago Industries, Inc., and Wabash National Corporation. See Stock Performance Graph on page 29 of our Form 10-K for the fiscal year ended
December 31, 2024.
(4)Company selected measure of EBITDA, calculated as earnings before interest, taxes, depreciation and amortization, is the primary metric used in our LTIP as discussed in the CD&A. Below is a reconciliation of net income to EBITDA for the periods shown in the table above:

($ in millions)	2020	2021	2022	2023	2024
Net Income	$97	$225	$328	$143	$138
+ Interest expense	43	58	61	69	80
+ Income taxes	33	69	107	48	40
+ Depreciation & amortization	74	105	131	145	167
EBITDA	$247	$457	$627	$405	$425

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

(5)The following table sets forth a reconciliation from the Summary Compensation Table (“SCT”) to Compensation Actually Paid to our PEO and for the average paid for our Non-PEO NEOs for the year ended December 31, 2024.

	PEO	Average Non-PEO NEOs
	2024	2024
SCT Total Compensation	$6,400,374	$2,649,309
SUBTRACT Grant Fair Value of Equity Awards Made During Year (a)	(3,564,636)	(1,300,068)
ADD Year End Fair Value of Equity Awards Made During Year (b)	4,460,150	1,531,729
ADD Year Over Year Change in Fair Value of Outstanding and Unvested Equity Awards (c)	880,662	200,116
ADD Change in Fair Value of Equity Awards Granted in Prior Years That Vested During Year (d)	(374,080)	(40,988)
ADD Fair Value at Vesting of Equity Awards Made During Year That Also Vested During Year (e)	-	-
SUBTRACT Fair Value at the End of the Prior Year of Equity Awards That Were Forfeited During Year (f)	-	-
ADD Value of Dividends Paid on Equity Awards That Vested During Year Not Included in SCT Total Compensation (g)	324,720	54,632
Total Adjustments Related to Equity Awards	$1,726,816	$445,421
Total Adjustments Related to Pension Value (h)	-	-
Total Compensation Actually Paid	$8,127,190	$3,094,730
(a)Represents the grant date fair value of equity-based awards made during the fiscal year.
(b)Represents the year-end fair value of equity awards that were made during the fiscal year and were unvested as of year-end.
(c)Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that were still unvested as of year-end.
(d)Represents the change in fair value during the fiscal year of equity-based awards granted in prior fiscal years that vested during the current fiscal year.
(e)Represents the fair value of equity awards that vested during the same year as grant.
(f)Represents the prior year-end fair value of equity awards forfeited during the year.
(g)Dividends accrued during vesting period on restricted equity awards are paid only on shares that vest with payment made at the time of vesting.
(h)Mr. Nemeth is the only participant in the Executive Retirement Plan. The annual interest credit on the annuity benefit is reported using the same value in the SCT and in Compensation Actually Paid.
The Company grants Performance-Contingent Shares to executive officers annually under its LTIP and typically reports the grant date fair value of these shares at either the target award (100% payout) or at 150% of the nominal “target” award
(shown as “stretch” awards in the Grants of Plan-Based Awards Table) and accrues expense for these awards based on the projected payout, unless performance results and projections of future performance require a change to that estimate.
Performance-Contingent Shares are earned based on the achievement of three-year cumulative Company EBITDA (after the Compensation Committee certifies the actual EBITDA achievement) compared to target EBITDA at the conclusion of the cumulative three-year performance measurement period. The Company generally grants Time-Based Share awards to executive officers annually and also at time of hire for certain other officers. Annual Time-Based Share awards cliff-vest on the third anniversary of the grant date based on continued service through such date.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

KEY FINANCIAL
MEASURES
Adjusted Net Income
EBITDA
The Company considers Adjusted Net Income (net of 2024
acquisitions and non-recurring charges and credits) and
EBITDA to be the most important key financial performance
measures that link the Company’s performance for 2024 to
actual compensation paid to its PEO and non-PEO NEOs. As
discussed in the CD&A, the annual STIP uses adjusted Net
Income (net of acquisitions and non-recurring charges and
credits) as the primary financial measure. Performance-
Contingent Shares are earned based on cumulative EBITDA
achieved by the Company during the three-year measurement
period.
Analysis of Compensation Actually Paid and
Company Performance
Since a majority of total compensation provided to the PEO
and the average paid to the Non-PEO NEOs is in the form of
equity-based grants that vest over multi-year periods, the
primary driver of changes in “Compensation Actually Paid”
totals for the PEO and the average for the Non-PEO NEOs is
the fluctuations in the Company’s stock price performance and the Company's EBITDA performance as compared to pre-
established performance goals pursuant to the Company's
long-term incentive plans.
The charts shown illustrate total Compensation Actually Paid
(“CAP”) to the PEO and the Non-PEO NEOs versus: (a) the
Company’s TSR and the TSR of the customized peer group of
companies; (b) CAP versus Net Income; and (c) CAP versus
EBITDA for each of the years ended December 31, 2020,
2021, 2022, 2023 and 2024.
CAP Versus TSR 2020 - 2024
CAP Versus Net Income 2020 - 2024
CAP Versus EBITDA 2020 - 2024

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Security Ownership of
Certain Beneficial Owners
and Management

Name and Address of Beneficial Owner	Aggregate Number of Shares of Common Stock Beneficially Owned	Percent of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	5,241,299 (1)	15.8% (1)
FMR LLC 245 Summer Street Boston, MA 02210	3,706,674 (2)	11% (2)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,405,541 (3)	7.3% (3)
Dimensional Fund Advisors LP 6300 Bee Cave Road Building One Austin, TX 78746	2,164,827 (4)	6.5% (4)
Wellington Management Group LLP 280 Congress Street Boston, MA 02210	2,027,708 (5)	6% (5)
Directors:
M. Scott Welch (6)	169,008	*
Todd M. Cleveland (7)	168,917	*
Joseph M. Cerulli	73,978	*
John A. Forbes	53,891	*
Pamela R. Klyn	18,519	*
Denis G. Suggs	17,019	*
Michael A. Kitson	14,697	*
Derrick B. Mayes	10,549	*
Named Executive Officers (8)
Andy L. Nemeth	355,641	1.1%
Jeffrey M. Rodino	229,181	*
Kip B. Ellis	147,744	*
Hugo E. Gonzalez	43,629	*
Andrew C. Roeder	35,805	*
Matthew S. Filer	14,808	*
All Directors And Executive Officers As A Group (18 Persons) (9) * Less than 1%	1,466,526	4.4%
This table sets forth information concerning shareholders
known to us as having beneficial ownership of more than
five percent of our outstanding common stock and
information with respect to the stock ownership of all of our directors, NEOs, and all of our directors and executive
officers as a group as of March 21, 2025 (the "record
date"). The address of each director and NEO listed below
is 107 W. Franklin Street, Elkhart, Indiana 46516, except
as otherwise provided.
(1)Information based on the Schedule 13G/A filed with the SEC by
BlackRock, Inc. on January 22, 2024. BlackRock reported that it has sole voting power over 5,136,015 shares and sole dispositive power over 5,241,299 shares. Aggregate number of shares beneficially owned have been adjusted to reflect the Company's three-for-two stock split, which was paid on December 13, 2024.
(2)Information based on the Schedule 13G/A filed with the SEC by FMR
LLC on March 7, 2025. FMR reported that it has sole voting power over
3,700,407 shares and sole dispositive power over 3,706,674 shares.
(3)Information based on the Schedule 13G/A filed with the SEC by The
Vanguard Group on February 13, 2024. Vanguard reported that it has shared voting power over 40,780 shares, sole dispositive power over
2,330,852 shares, and shared dispositive power over 74,690 shares.
Aggregate number of shares beneficially owned have been adjusted to reflect the Company's three-for-two stock split, which was paid on
December 13, 2024.
(4)Information based on the Schedule 13G/A filed with the SEC by
Dimensional Fund Advisors LP on February 9, 2024. Dimensional
reported that it has sole voting power over 2,129,048 shares and sole dispositive power over 2,164,827 shares. Aggregate number of shares beneficially owned have been adjusted to reflect the Company's three-
for-two stock split, which was paid on December 13, 2024.
(5)Information based on the Schedule 13G/A filed with the SEC by
Wellington Management Group LLP on February 10, 2025. Wellington
reported that it has shared voting power over 1,685,260 shares and shared dispositive power over 2,027,708 shares.
(6)Includes136,000 shares held directly by Mr. Welch’s spouse and 2,961 shares held in entities controlled by Mr. Welch’s adult children and in which Mr. Welch has an equity interest.
(7)Mr. Cleveland’s common stock holdings include 51,356 shares held in several limited liability corporations.
(8)Except as otherwise indicated, the NEOs in the table have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them and such shares include stock options, which are currently exercisable within sixty (60) days of the record date.
(9)Includes a total of 5,850 stock options which are exercisable within 60 days of the record date.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Related Party
Transactions
In 2024, the Company entered into transactions with
companies affiliated with two of our Board members by
purchasing: (a) approximately $1.0 million of corrugated
packaging materials from Welch Packaging Group
(“Welch”), an independently owned company established by
M. Scott Welch, who currently serves as the President and
CEO of Welch; and (b) approximately $0.4 million of foam
materials from Dimensional Foam Products, d/b/a Century
Foam, an independent company owned by Todd M.
Cleveland.
Review, Approval or Ratification of
Transactions with Related Persons
We have no formal policy related to the approval of related
party transactions. However, the Company undergoes
specific procedures when evaluating related party
transactions. A related party transaction is generally
reported to the Chief Executive Officer or Chief Financial
Officer, who assists in gathering the relevant information
about the transaction and presents the information to the
Audit Committee. The Audit Committee then approves,
ratifies or rejects the transaction. The related party
transactions with companies affiliated with two of the
Company’s Board members described above were
approved by the Board consistent with these procedures.
Proposals of
Shareholders
for the 2026
Annual Meeting
Proposals Included in the Proxy Statement
Shareholder proposals for inclusion in proxy materials for
the next Annual Meeting should be addressed to the Office
of the Secretary, 107 W. Franklin Street, Elkhart, Indiana
46516, and must be received no later than December __,
2025.
In addition to satisfying all of the requirements under our
Bylaws, to comply with the SEC’s new universal proxy rules
for our 2026 Annual Meeting, shareholders who intend to
solicit proxies in support of director nominees other than the
Company's nominees must provide notice that sets forth all
of the information required by Rule 14a-19 under the
Exchange Act no later than March ___, 2026, provided that
the date of the meeting has not changed by more than 30
calendar days. If such meeting date is changed by more
than 30 days, then notice must be provided by the later of
60 calendar days prior to the date of the Annual Meeting or
the 10th calendar day following the day on which public
announcement of the date of the Annual Meeting is first
issued. The deadline for the Company to receive notice of a
shareholder’s nomination of a director nominee is a
different date, as reflected below.
Proposals Not Included
in the Proxy Statement
Our Bylaws provide that any notice of business to be
brought by a shareholder at the 2026 Annual Meeting of
Shareholders (but not included in the proxy statement) must
be made in writing, delivered or mailed by first class United
States mail, postage prepaid, to the Secretary of the
Corporation not less than 20 days nor more than 50 days
prior to the meeting. If the 2026 Annual Meeting of
Shareholders was held on May 15, 2026, this means that
such notice, together with certain prescribed information,
must be delivered on or after March __, 2026 and not later
than April __, 2026. Likewise, the Articles of Incorporation and Bylaws require that shareholder nominations to the
Board for the election of directors to occur at the 2026
Annual Meeting of Shareholders be delivered to the
Secretary, together with certain prescribed information, in
accordance with the procedures for bringing business
before an annual meeting at which directors are to be
elected.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Householding of
Annual Meeting
Materials
Some banks, brokers and other nominee record holders
may be participating in the practice of “householding” proxy statements and annual reports. This means that only one
copy of this Notice of Annual Meeting and Proxy Statement
and the Annual Report for the year ended December 31,
2024 may have been sent to multiple shareholders in your
household. If you would prefer to receive separate copies of a proxy statement or annual report either now or in the
future, please contact your bank, broker or other nominee.
Upon written or oral request to the Office of the Secretary,
107 W. Franklin Street, Elkhart, Indiana 46516, we will
provide a separate copy of the Annual Report for the year
ended December 31, 2024 or Notice of Annual Meeting and
Proxy Statement.
Other Matters
A copy of our Annual Report on Form 10-K for the year
ended December 31, 2024, excluding certain of the
exhibits thereto, may be obtained without charge by
writing to Joel D. Duthie – Executive Vice President,
Chief Legal Officer and Secretary, Patrick Industries, Inc.,
107 W. Franklin Street, Elkhart, Indiana 46516.
The Board knows of no other proposals that may be
By Order of the Board of Directors
Joel D. Duthie
Executive Vice President, Chief Legal Officer
and Secretary
April __, 2025
presented for action at the meeting. However, if any other
proposal properly comes before the meeting, the persons
named in the proxy form enclosed will vote in accordance
with their judgment upon such matter. Shareholders are
urged to execute and return promptly the enclosed form
of proxy in the envelope provided.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Voting Q&A

Q.Who may vote at the annual meeting?
A.Our Board has established the record date for the 2025 Annual Meeting of Shareholders (the
"Annual Meeting" or the "meeting") as the close of business on March 21, 2025. This Proxy
Statement and the accompanying materials are being sent to holders of our common stock as of the record date at the direction of the Board.

Q.How many shares must be present to conduct business at the meeting?
A.Each shareholder is entitled to one vote for each share of our common stock held as of the record date. For purposes of the meeting, a quorum means a majority of the outstanding shares entitled to vote “present” in person or by proxy at the meeting. If a quorum is not present at the time the
Annual Meeting is convened, the Company may adjourn or postpone the Annual Meeting until such time that a quorum is present. Shares that are represented at the Annual Meeting but abstain from voting on any or all matters will be counted as shares present and entitled to vote in determining the presence of a quorum.
Shareholders participating virtually in the meeting are considered to be attending the meeting “in person.” Abstentions and withheld votes are counted as shares present at the meeting for purposes of determining a quorum. As of the close of business on the record date, there were
____ outstanding shares of common stock entitled to one vote each. In determining whether a quorum exists at the meeting, all shares for which proxies were submitted will be counted. Proxies properly executed and received by us prior to the meeting and not revoked will be voted as directed therein on all matters presented at the meeting.

Q.What proposals will be voted on at the Annual Meeting?
A.At the Annual Meeting, shareholders will act upon the following matters:
1.The election of the nine members of our Board of Directors named in the Proxy Statement;
2.The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025;
3.The approval, by an advisory and non-binding vote, of the compensation paid by the Company to its Named Executive Officers in fiscal year 2024;
4.The amendment of the Articles of Incorporation to increase the number of authorized shares of common stock; and
5.The approval, by an advisory and non-binding vote, of the frequency of shareholder votes on executive compensation.

Q.How does the Board recommend I vote?
A.Our Board unanimously recommends that you vote "FOR" all nominees for proposal 1, “FOR”
proposals 2, 3 and 4, and "One Year" for Proposal 5. With respect to Proposal 1 (Election of
Directors), a shareholder may (i) vote for the election of each named director nominee, or (ii)
withhold authority to vote for any named director nominee. With respect to Proposal 2 (Ratification of Independent Registered Public Accounting Firm), Proposal 3 (Advisory Vote on Executive
Compensation) and Proposal 4 (Increase in Authorized Shares of Common Stock), a shareholder may vote for, against or abstain. With respect to Proposal 5, a shareholder may vote for a frequency of one, two or three years or abstain. Please note that brokers may not vote your shares on Proposals 1, 3, 4 and 5 in the absence of your specific instructions as to how to vote.
Please vote either online, by telephone or by returning your Proxy Card so your vote can be counted.
Under Proposal 1, the directors are elected by a plurality of the votes cast by shares present in person or by proxy at the Annual Meeting and entitled to vote. Therefore, broker non-votes and abstentions will have no effect on Proposal 1, except to the extent that they will count as votes not cast.

Proposals 2, 3 and 4 require the affirmative vote of a majority of the votes cast, assuming a quorum is present. The frequency vote option that receives the highest number of votes cast will prevail for Proposal 5. Broker non-votes and abstentions will have no effect on these proposals.

Q.What happens if additional matters are presented at the Annual Meeting?
A.Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting, the persons named in the proxy form enclosed will vote in accordance with their judgment upon such matter.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Q.How do I vote if my shares are held in “street name”?
A.If a shareholder’s shares are held by a broker or another nominee (the “broker”) on the shareholder’s behalf (that is, in “street name”) and the shareholder does not instruct the broker as to how to vote the shareholder’s shares, the broker may vote the shares in its discretion on matters designated as routine. However, a broker cannot vote shares held in street name on matters designated as non-routine unless the broker receives voting instructions from the beneficial owner. If a shareholder’s shares are held in street name and the shareholder does not provide voting instructions to the broker, the broker will have discretion to vote those shares only on Proposal 2 because this proposal is considered a routine matter. “Broker non-votes” occur when a brokerage firm receives a proxy for which no voting instruction has been received from the beneficial owner and the broker does not have discretionary authority to vote on the proposal. Broker non-votes and abstentions will be included for quorum determination purposes at our Annual Meeting but will not be counted as votes cast on any non-
routine matter presented.

Q.How can I attend the Annual Meeting?
A.The Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were a shareholder of the Company as of the close of business on the record date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting meetnow.global/MY9UDQU. You also will be able to vote your shares online by attending the Annual Meeting by webcast.
To participate in the Annual Meeting, you will need to review the information included on your Notice, on your Proxy Card or on the instructions that accompanied your proxy materials.
If you hold your shares through an intermediary, such as a bank or broker, you must register to attend the Annual Meeting in advance using the instructions below.
The online meeting will begin promptly at 10:00 A.M. ET. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Q.How do I register to attend the Annual Meeting virtually on the Internet?
A.If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to virtually attend the Annual
Meeting. Please follow the instructions on the Notice or Proxy Card that you received.
If you hold your shares through an intermediary, such as a bank, broker, fiduciary, or nominee, you must register in advance to virtually attend the Annual Meeting. To register to virtually attend the Annual Meeting, you must submit proof of your proxy power (legal proxy) reflecting your Patrick Industries, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M. ET on May 12, 2025.
You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to the Company as follows:
By email: Forward the email from your broker, or attach an image of your legal proxy, to
legalproxy@computershare.com
By mail:
Computershare
Patrick Industries, Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Q.What if I have trouble accessing the Annual Meeting virtually?
A.The virtual meeting platform is fully supported across MS Edge, Firefox, Chrome and
Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet
Explorer is not a supported browser. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416.

Q.Will there be a question and answer session?
A.As part of the virtual Annual Meeting, we will hold a live Q&A session, during which we intend to answer as many questions as time permits. Questions must comply with the
Annual Meeting procedures and be pertinent to the Company, our shareholders and the Annual Meeting matters. Following the Annual Meeting, we intend to post answers to any questions not answered during the meeting on our website under “Investors -
Company Info/Proxy Statements.”
If you wish to submit a question in advance of the virtual Annual Meeting: Prior to the virtual Annual Meeting, shareholders may submit questions, in writing, by following the instructions on the virtual Annual Meeting website (which will be accessible beginning on or around April ___, 2025). To submit a question in advance of the Annual
Meeting, beneficial owners must register in advance of the Meeting. See “How do I register to attend the Annual Meeting virtually on the Internet?” above.
If you wish to ask a question during the virtual Annual Meeting: Log in to the virtual
Annual Meeting website and enter the control number included on your Notice, proxy card or voting instruction form. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once.

Notice of 2025 Annual Meeting of Shareholders & Proxy Statement

Patrick Industries, Inc.
Corporate Office
107 W. Franklin Street
Elkhart, IN 46516
(800) 331-2151 / (574) 294-7511
www.patrickind.com

PATRICK VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to www.investorvote.com/PATK or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/PATK

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4 and 1 YEAR on Proposal 5.

01 - Blake W. Augsburger	02 - Natalie A. Brown	03 - Joseph M. Cerulli
04 - Todd M. Cleveland	05 - John A. Forbes	06 - Michael A. Kitson
07 - Andy L. Nemeth	08 - Denis G. Suggs	09 - M. Scott Welch

☐ Mark here to vote FOR all nominees　☐ Mark here to WITHHOLD vote from all nominees　☐ For All EXCEPT - To withhold authority to vote for any nominee(s), write the name(s) of such nominee(s) below.

____

	1 YR	2 YRS	3 YRS	Abstain
5. To recommend, in an advisory and non-binding vote, the frequency of shareholder votes on executive compensation (a "Say-on-Frequency" vote).	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX

044088

The 2025 Annual Meeting of Shareholders of Patrick Industries, Inc. will be held on Thursday, May 15, 2025 at 10:00am ET, virtually via the Internet at meetnow.global/MY9UDQU.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and the 2024 Annual Report and 2025 Proxy Statement are available at www.investorvote.com/PATK

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/PATK

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — PATRICK INDUSTRIES, INC.

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PATRICK INDUSTRIES, INC.
Annual Meeting of Shareholders
May 15, 2025 10:00 AM (ET)
This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Andy L. Nemeth and Joel D. Duthie, or either of them, as the undersigned's proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the undersigned's Common Stock in PATRICK INDUSTRIES, INC. and at any adjournment or postponement thereof, with the same authority as if the undersigned were personally present. The 2025 Annual Meeting of Shareholders of PATRICK INDUSTRIES, INC. will be held on Thursday, May 15, 2025 at 10:00 AM ET, virtually via the Internet at meetnow.global/MY9UDQU. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form

This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If this proxy is properly executed but no such directions are made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.

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